As filed with the Securities and Exchange Commission on February 6, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3023

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                          David I. Goldstein, President
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                      Date of fiscal year end: May 31, 2004

                   Date of reporting period: November 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


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ITEM 1. REPORTS TO STOCKHOLDERS.


                              (BROWN ADVISORY LOGO)

                                 BROWN ADVISORY


                               SEMI-ANNUAL REPORT


                                NOVEMBER 30, 2003

                                   (UNAUDITED)


                      BROWN ADVISORY SMALL-CAP GROWTH FUND

                      BROWN ADVISORY SMALL-CAP VALUE FUND

                       BROWN ADVISORY GROWTH EQUITY FUND

                       BROWN ADVISORY MARYLAND BOND FUND

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BROWN ADVISORY SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2003
--------------------------------------------------------------------------------

Dear Shareholder:

For the six months ended November 30, 2003, conditions in the equity markets in general continued to be favorable, as they have been since the market low in March 2003. Brown Advisory Small-Cap Growth Fund (the "Fund") returned 22.03% for six months ended November 30, 2003 and 48.86% for calendar year-to-date. Our relative performance is set forth in the table below:


                                                      Periods Ended 11/30/03
                                                  Six Months       Eleven Months
                                                  ----------       -------------
   Brown Advisory Small-Cap Growth Fund*            22.03%             48.86%
   Russell 2000(R)Growth Index                      26.31%             47.88%


We remain fully invested in early-stage, high-growth companies which history has shown to be more volatile than the overall market. Equity performance was strong off the March 2003 market low until mid-September - when the equity markets experienced a sharp decline, contributing to our recent under-performance for the period ended November 30, 2003. Despite these volatile conditions, we have remained true to our long-term strategy and believe that growing earnings of the Fund's portfolio companies drive share prices upward over the long term. This belief is the foundation of our investment philosophy.

Performance during the period was helped by the improving fundamentals of a number of technology companies such as Documentum, Inc., WebEx Communications, Inc. and Wind River Systems, Inc. and of health care companies such as ArthroCare Corp., EPIX Medical, Inc. and Gen-Probe, Inc. Stock price weakness of Atlantic Coast Airlines Holdings, Inc., ATMI, Inc., I-Many, Inc. and Neose Technologies, Inc. were related to individual company developments.

During the past six months and fiscal year, the stocks of smaller capitalization companies have been particularly volatile. Throughout this period, however, the underlying growth of our portfolio companies in the aggregate has been both strong and steady. While the volatility of stock prices can be painful at times, downdrafts often times result in excellent buying opportunities for long-term investors.

We believe that the market low experienced in March of this year created a rare buying opportunity for long-term investors in small-cap growth stocks. This assertion is supported by the continued growth that these companies have reported since then and the strong outlook that our analysis suggests.

In market environments similar to the current one, smaller, more rapidly growing companies tend to distinguish themselves most clearly, and we believe that many are positioned to perform well. Many portfolio companies have grown through a very tough period involving many challenges, and they have delivered strong results as the recovery now unfolds. Among the obstacles to growth were the recession, which particularly affected the technology sector; a stock market bubble of historic proportions; a historic 78% decline in the NASDAQ Composite; 9/11; scandals involving management malfeasance at some of the largest U.S. corporations, implicating major accounting firms, law firms, and investment banking firms; and wars in Afghanistan and Iraq. These dislocations have affected many


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BROWN ADVISORY SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2003
--------------------------------------------------------------------------------

businesses, yet most of our portfolio companies have continued their growth, maintained strong balance sheets and solid business models. In addition, their managements, like all of us, are much wiser for the experience.

During this period, many companies have significantly improved their market position to dominate their industries. A good example is Apollo Group, Inc., the leading for-profit provider of post-secondary education in the United States, which continues to gain market share. Other companies have quietly, but effectively, incorporated internet technology into their basic business to both reduce cost and improve their products and/or services. Examples include Getty Images, Inc. (GI), WebEx Communications, Inc. (WEC), Digital Insight Corp. (DI) and CoStar Group, Inc (CSG). GI has converted its entire stock of photography and film to internet sales and delivery. WEC leverages the internet to facilitate live, real time, interactive business meetings for attendees located anywhere in the world. DI has enabled banks to deliver internet banking services to customers without the major investment in enabling technology hardware. Thus, local banks can offer customer services virtually on a par with those of the major money center banks. CSG provides online commercial real estate database to brokers and businesses throughout the U.S. and U.K., enabling them to monitor conditions on a real-time basis.

These examples are only a few of the many exciting business opportunities that our companies face and as a result potentially create wealth for their shareholders over time. We remain optimistic about the prospects of our companies and continue to be enthusiastic about the long-term potential of our portfolio.

Small-Cap Growth Fund Team
January 2004


*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AS OF DECEMBER 31, 2003 THE 1-YEAR AND SINCE INCEPTION (6/28/99) AVERAGE ANNUAL RETURNS FOR INSTITUTIONAL SHARES WERE 52.37% AND 0.85%, RESPECTIVELY. AS OF DECEMBER 31, 2003, 1-YEAR AND SINCE INCEPTION (9/20/02) AVERAGE ANNUAL RETURNS FOR A SHARES WERE 44.20% AND 43.98%, RESPECTIVELY. PERFORMANCE FOR CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM 5.5% FRONT END SALES CHARGE. INVESTMENTS IN SMALLER COMPANIES GENERALLY CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER
COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. DURING THE PERIOD, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE RUSSELL 2000 GROWTH INDEX CONSISTS OF STOCKS IN THE RUSSELL 2000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

THE VIEWS IN THIS REPORT WERE THOSE OF THE SMALL-CAP GROWTH FUND TEAM AS OF NOVEMBER 30, 2003 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS AND DO NOT CONSTITUTE INVESTMENT ADVICE. (01/04)


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BROWN ADVISORY SMALL-CAP VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2003
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Dear Shareholder:

The Brown Advisory Small-Cap Value Fund (the "Fund") launched on October 31, 2003 and has one month of performance to report. During November, the Fund returned 3.30%, compared with 3.84% for the Russell 2000(R) Value Index.* Equity market performance this year has generally been driven by strong fund flows into the small cap sector, not by fundamentals. Specifically, the growing use of exchange-traded funds (which purchase every company in an index regardless of valuation) has caused performance to be liquidity-driven with very small market capitalization stocks outperforming. Many of these companies have little earnings visibility or no earnings at all.

Our strategy is focused on generating high, risk adjusted long-term returns by investing in small cap stocks. As the Fund's sub-advisor, Cardinal Capital Management, LLC uses an investment process that emphasizes its detailed proprietary research that focuses on the fundamental drivers of a company's business. We examine the long-term structural and competitive aspects of a company's business model in order to value the business. We look for companies that are in stable businesses, are well managed, are currently undervalued in the marketplace and have a catalyst that will unlock that value.

Our investment philosophy is that a company's stock price is ultimately determined by its ability to generate excess cash flow and to redeploy that cash to enhance shareholder value. We believe that intensive analysis of smaller capitalization companies that generate excess cash flow will uncover securities that have the potential to generate a 20% annualized return. By constructing portfolios with positions weighted towards our best ideas and mitigating risk through sector and issue diversification, we believe the Fund is well positioned to outperform the Russell 2000 Value Index.

Barring unforeseen circumstances we believe that the equity market and the economy will continue to strengthen, as fiscal and monetary policy remains stimulative. Longer term, concerns do persist regarding the domestic employment situation. In fact, this is likely the key issue for President Bush in his re-election campaign. However, no matter how vigorous or tepid the economic recovery, we know that, in time, companies with strong fundamentals have historically emerged as market leaders. In the meantime, we seek to invest in those companies that direct their ample free cash flow in an effort to enhance shareholder value.

Small-Cap Value Fund Team
January 2004


*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AS OF DECEMBER 31, 2003 THE SINCE INCEPTION (10/31/03) CUMULATIVE RETURN WAS 6.63%. INVESTMENTS IN SMALLER COMPANIES GENERALLY CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. DURING THE PERIOD, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE RUSSELL 2000 VALUE INDEX CONSISTS OF STOCKS IN THE RUSSELL 2000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

THE VIEWS IN THIS REPORT WERE THOSE OF THE SMALL-CAP VALUE FUND TEAM AS OF NOVEMBER 30, 2003 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS AND DO NOT CONSTITUTE INVESTMENT ADVICE. (01/04)


                                       3
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BROWN ADVISORY GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2003
--------------------------------------------------------------------------------

Dear Shareholder:

During the six month period ended November 30, 2003, Brown Advisory Growth Equity Fund's Institutional Shares (the "Fund") increased 8.6% in value. During the same period, the S&P 500 Index and the Russell 1000(R) Growth Index rose 10.8% and 12.4%, respectively.*

The Fund has participated in the broad equity market rally off of the recent lows set in March. Like the wider markets, however, the pace of the Fund's ascent has slowed in the most recent quarter from the quite sharp rebound in late spring. There are a number of drivers behind the broad up-trend in equities. Foremost among them has been the general improvement in the health of the economy. After several quarters of uncertain progress and conflicting signals regarding the strength and sustainability of the economy's recovery, the weight of evidence has begun to accumulate on the side of stronger growth.

An important factor in this improving economic picture has been the Federal Reserve's accommodative stance, both in terms of keeping interest rates low but also its stated intention to maintain them at current levels for as long as necessary to ensure the continued recovery. Increased Federal spending and the tax cuts passed in the spring provided additional stimulus.

Companies ratcheted down costs throughout the downturn, and the improving economic environment enabled them to post stronger operating results, more robust cash flow generation and higher earnings growth. Earnings of S&P 500 companies rose 11% year over year during the second quarter and are projected to rise 19% and 20% in the third and fourth quarters, respectively.

Anticipating these improved results, investors displayed a strong appetite for stocks, particularly those that they believed could register outsized gains. Their search for higher returns often led investors to stocks that had underperformed significantly during the downturn. In many cases, these were stocks of smaller companies with weaker balance sheets and lower returns on equity. As a result, the share price gains of these less profitable companies often significantly outpaced those of many of the larger, higher quality companies. This "flight from quality" phenomenon led many higher quality stocks to lag the major indices, and contributed to the Fund's underperformance relative to its S&P 500 and Russell 1000 Growth benchmarks. We also can attribute the Fund's relative underperformance vis a vis the Russell 1000 Growth to the fact that this index contains a greater number of these smaller, less fundamentally sound companies.

Several broad economic trends had a particularly large impact on the Fund's performance due to the weightings the Fund carried in various sectors. Our assessment of these trends, as always, played a role in orienting our selection of stocks. For example, contrary to the expectations of many market observers, consumers continued to spend, heartened in part by a slowly improving employment picture. As a result, consumer discretionary and staples stocks saw positive earnings growth over the past six months. Our positions in CVS Corp., PepsiCo, Inc., Outback Steakhouse, Inc. and Anheuser-Busch Cos., Inc. benefited from ongoing consumer strength.


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BROWN ADVISORY GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2003
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Within the financial sector,  financial  services  companies welcomed the retail investor's return to the equity markets and a long-awaited pickup in merger and acquisition and initial public offering activity. Corporate lending activity remained muted, however. The Fund's holdings in the Financial sector emphasized those companies that stood to gain from the increase in non-interest related revenues, including Morgan Stanley, Citigroup, Inc. and Marsh & McLennan Cos., Inc.

Technology stocks have led the 2003 equity market rally as demand for consumer electronics entered a cyclical upswing and as corporations showed a greater willingness to spend on technology. In addition, investors recognized the high earnings leverage that technology companies can achieve and flocked to depressed technology stocks seeking large gains. Shares of semiconductor manufacturers, usually the first to benefit from a recovery in technology spending, jumped especially sharply. Our holdings in Intel Corp., Texas Instruments, Inc. and Cisco Systems, Inc. placed the fund in a position to gain on this improvement. As the valuations of these and other technology stocks in the portfolio were stretched further, however, the Fund reduced its exposure.

For several years now, the health care sector has remained under scrutiny. The political debate over health care reform weighed heavily on the sector overall. Prices of pharmaceutical stocks suffered as investors awaited clarification regarding possible legislation, and as investors rotated away from these traditional "safety" stocks. Over the last six months, the S&P 500 index rose 10.8% while the S&P 500 health care sector index rose only 1.1%. We remain positive on the sector, however, for we believe that the trends we have identified remain intact. Our population continues to age and increase its demand for medicines and services, while the wave of patent expirations has peaked and the prognosis for new drug development remains good.

The top performing stocks in the Fund ranged across several sectors, including information technology, consumer staples, financials and health care. Fully half of the top ten performing stocks, however, came from the information technology sector as the companies benefited from in the increase in corporate investment. Intel Corp. was the leading stock in the portfolio over the past six months, posting a 71 % increase during that period. We trimmed this stock twice over the past two quarters, once in June and again in November at which points the stock had registered year to date gains of 39 % and 114 % respectively. Texas Instruments, Inc. and Cisco Systems, Inc. also contributed solidly, the former rising 45% and the latter 38 %. Veritas Software Corp. posted strong gains as well, rising 41 % as the company posted its highest-ever revenues in the third quarter and raised its forward earnings guidance. In the consumer staples sector, drug retailer CVS Corp. returned 44 % as the company increased store square footage and saw same store sales re-accelerate.

While technology stocks led the contributors to the Fund's performance, our health care stocks exerted the biggest drag as several suffered along with the entire sector for the reasons noted above. In addition, a number of our names fell prey to a recent trend in the markets in which investors have been quick to punish companies that either miss their earnings estimates, lower earnings forecasts, or meet estimates but do not raise their forecasts. Merck & Co., Inc.'s third quarter results fell short of expectations, and management lowered estimates for 2003 earnings overall. In addition, the company's stock lost 21 % of its value over ten days when it announced in November that it was pulling two drugs from late-stage trials. Drug maker Medimmune also traded lower as the launch of its novel flu vaccine, FluMist, floundered. The company's stock dropped 33 % in the six-month period ended November 30, 2003.


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BROWN ADVISORY GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2003
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Investors  also remain  sensitive  to  negative  headlines  regarding  corporate governance. The Fund's holdings in Marsh & McLennan Cos., Inc. dropped nearly 11 % over the past six months as investors learned that its Putnam subsidiary was under investigation for mutual fund trading abuses. With the departure of its top management and subsequent investigation into its accounting practices, shares of Freddie Mac also came under pressure, falling nearly 10 % over the same period.

The volatile markets of the past several months have provided us with the opportunity to initiate new positions at attractive valuations. For example, the Fund took a position in PepsiCo, Inc. in July at a point when the company was trading near its 10-year low in terms of absolute and relative valuation. We believe the company enjoys strong brand loyalty and that revenues of its North American division will reaccelerate, driving long-term earnings growth of approximately 12 to 13 %. The Fund also added Qualcomm Corp., a manufacturer of digital wireless communications equipment, and the pioneering developer of Code Division Multiple Access ("CDMA") wireless technology. We took an initial position in June and added to our stake in July. The stock was one of the top performers for the Fund in recent months. The company enjoys a 90 % share of the rapidly growing CDMA chip market, and we believe the company can grow earnings per share at a rate of approximately 15 % per year given its market growth opportunity, extensive patent portfolio and technological expertise.

In sum, we are pleased to report robust positive performance in the Fund, and we remain optimistic about the portfolio's prospects amid the strengthening economy. As always, we seek to exceed the returns of our benchmarks, and believe that our philosophy of identifying superior companies with strong earnings growth and purchasing them at attractive valuations will enable us to do so.

With best wishes for the New Year,

Growth Equity Fund Team
January 2004


*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. AS OF DECEMBER 31, 2003 THE 1-YEAR AND SINCE INCEPTION (6/28/99) AVERAGE ANNUAL RETURNS FOR INSTITUTIONAL SHARES WERE 29.89% AND (3.95)%, RESPECTIVELY. AS OF DECEMBER 31, 2003, THE SINCE INCEPTION (5/5/03) CUMULATIVE RETURN FOR A SHARES WAS 11.34%. PERFORMANCE FOR CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM 5.5% FRONT END SALES CHARGE. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. DURING THE PERIOD, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE S&P 500 INDEX IS A BROAD-BASED, UNMANAGED MEASUREMENT OF CHANGES IN STOCK MARKET CONDITIONS BASED ON THE AVERAGE OF 500 WIDELY HELD COMMON STOCKS. THE RUSSELL 1000 GROWTH INDEX CONSISTS OF STOCKS IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

THE VIEWS IN THIS REPORT WERE THOSE OF THE GROWTH EQUITY FUND TEAM AS OF NOVEMBER 30, 2003 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS AND DO NOT CONSTITUTE INVESTMENT ADVICE. (01/04)

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BROWN ADVISORY MARYLAND BOND FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2003
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide you with an update of the Brown Advisory Maryland Bond Fund (the "Fund") for the six month period ended November 30, 2003.

As 2003 drew to a close, the pace of economic growth began to show signs of acceleration. Accommodative monetary policy and tax cuts early in 2003 set the stage for continued growth in consumer spending. Business sector spending, which over the last several years failed to follow the same track, left consumers to shoulder the burden of keeping a tenuous recovery moving forward. Recently, stronger data suggest a rebound in business spending. Third quarter capital spending increased 18% and capital goods orders rose a healthy 5.8% and 1.7% in September and October, respectively, after several years of declines. Although the recent data is optimistic, the Federal Reserve has held short term rates steady and signaled no intention of implementing a tightening policy. The lack of conviction that the employment situation is showing signs of improvement has kept the Federal Reserve on guard.

As the overall U.S. economy has shown signs of recovery, state and local government budgets have also started to feel some relief. Budget shortfalls have been narrowed by Federal aid resultant from compromises made by legislators in return for passage of the tax cut bill and by stronger business and sales tax receipts. These measures, along with expenditure cuts, have mitigated the need for increased issuance during the last half of the year. While issuance is on track to exceed last year, demand has remained intact as high net worth individuals have continued to allocate assets to the less risky and attractively yielding tax-exempt market.

As one of the country's most fiscally sound states, the State of Maryland has earned a AAA credit rating from both Moody's and Standard & Poor's rating services based on sound financial management and a diversified economy. With an economy largely diversified away from manufacturing and more toward the government sector, Maryland has managed to weather the recession and grow albeit slowly. Maryland's unemployment rate, at 4.1%, remains below the national level of 5.9% and the state ranks as the fifth wealthiest state in the country with a per capital income that is 122% of the U.S. average. The revenue weakness experienced by the State has been successfully met with efforts by the Governor to reduce expenditures. Maryland's 2004 budget includes fee increases, a statewide hike in property taxes and federal grants to narrow the shortfall. Importantly, a significant reason for the rating agencies favorable review of the State's fiscal situation is that the 2004 budget does not tap the Rainy Day fund. At 5% of General Fund revenues, Maryland is one of few states not depleting reserves. Despite continuing fiscal challenges, the outlook for the State by both rating agencies is stable.

We remain concerned that interest rates will edge higher in 2004 and are maintaining an average maturity shorter than our designated benchmark. We are actively looking for higher yielding revenue issues with more defensive coupon structures while keeping credit quality strong. The Fund has underperformed its benchmark; however, returns are generally in line with a shorter benchmark, reflecting our caution.

--------------------------------------------------------------------------------
BROWN ADVISORY MARYLAND BOND FUND
A MESSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2003
--------------------------------------------------------------------------------

The Fund seeks to provide a high level of current income exempt from both Federal and Maryland state income taxes. The intention of the Fund is to maintain an average maturity between five and ten years, thus seeking to limit the risk of principal losses due to interest rate fluctuations. Over the past six months, the average maturity of the Fund has been between 4.8 and 5.9 years. The Fund is classified as a non-diversified Fund, meaning it may focus a larger percentage of assets in the securities of fewer issuers. Specifically, for 50% of the Fund, no issuer may represent over 5% of assets. As of November 30, 2003, 61% of the Fund was invested in issues representing less than 5% of the Fund's total assets. The top five holdings represent 39% of Fund assets and the overall credit quality is AA. General obligation bonds of Maryland and its municipalities represent approximately 39% of assets while various revenue bonds comprise 55% of assets.

The Fund's largest holdings (as of November 30, 2003) were as follows:

                                         % of Holdings        S&P Credit Rating
                                         -------------        -----------------

        Maryland Dept. of Transportation     9%                     AA2
        State of Maryland                    8%                     AAA
        University of Maryland               8%                     AA3
        Montgomery Co., Maryland             7%                     AAA
        Washington Sub. San. District        7%                     AAA


Maryland Bond Fund Team
January 2004


THE VIEWS IN THIS REPORT WERE THOSE OF THE MARYLAND BOND FUND TEAM AS OF NOVEMBER 30, 2003 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS AND DO NOT CONSTITUTE INVESTMENT ADVICE. THE FUND IS NON-DIVERSIFIED WHICH MEANS IT MAY FOCUS A LARGER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS. CONCENTRATION IN A LIMITED NUMBER OF ISSUERS EXPOSES THE FUND TO GREATER MARKET RISK THAN IF ITS ASSETS WERE DIVERSIFIED AMONG A GREATER NUMBER OF ISSUERS. (01/04)

--------------------------------------------------------------------------------
BROWN ADVISORY SMALL-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2003
--------------------------------------------------------------------------------

SHARES            SECURITY DESCRIPTION                    VALUE    SHARES            SECURITY DESCRIPTION                    VALUE
------            --------------------                    -----    ------            --------------------                    -----

COMMON STOCK - 98.7%                                               MATERIALS & PROCESSING - 4.3%
                                                                       118,368 Symyx Technologies+                        2,361,442
AUTOS & TRANSPORTATION - 3.4%                                           97,638 Trex Co., Inc.+                            3,607,724
    165,169 Forward Air Corp.+                       $ 4,697,406                                                        -----------
                                                     -----------                                                          5,969,166
                                                                                                                        -----------
CONSUMER DISCRETIONARY - 24.5%
     89,866 Apollo Group, Inc. - Class A+              6,203,450   PRODUCER DURABLES - 4.7%
     80,686 Bright Horizons Family Solutions, Inc.+    3,057,919       221,019 ATMI, Inc.+                                5,083,437
      7,423 Cheesecake Factory, Inc.+                    321,861       183,528 Powerwave Technologies, Inc.+              1,367,284
     12,933 Corporate Executive Board Co.+               628,544                                                        -----------
    143,107 CoStar Group, Inc.+                        6,010,494                                                          6,450,721
    172,257 Getty Images, Inc.+                        7,475,954                                                        -----------
     92,550 Hot Topic, Inc.+                           2,757,990
     57,660 Krispy Kreme Doughnuts, Inc.+              2,385,394   TECHNOLOGY - 28.5%
    101,896 O'Charleys, Inc.+                          1,737,327       228,629 At Road, Inc.+                             2,878,439
     74,706 Princeton Review, Inc.+                      597,648        74,465 Digimarc Corp.+                            1,050,701
    150,059 QRS Corp.+                                 1,529,101       229,194 Documentum, Inc.+                          6,875,820
    127,242 Tweeter Home Entertainment Group, Inc.+    1,063,743       614,094 I-Many, Inc.+                                583,389
                                                     -----------        73,299 Power Integrations, Inc.+                  2,655,623
                                                      33,769,425       195,024 RSA Security, Inc.+                        2,866,853
                                                     -----------       114,950 SIPEX Corp.+                               1,080,530
                                                                       166,036 Skyworks Solutions, Inc.+                  1,459,457
FINANCIALS - 7.2%                                                      108,663 Synopsys, Inc.+                            3,255,543
    354,184 Digital Insight Corp.+                     8,418,954       310,431 Synplicity, Inc.+                          2,263,042
     57,790 iPayment, Inc.+                            1,489,826       376,569 Tekelec, Inc.+                             6,288,702
                                                     -----------       274,537 WebEx Communications, Inc.+                5,424,851
                                                       9,908,780       402,924 Wind River Systems, Inc.+                  2,623,035
                                                     -----------                                                        -----------
                                                                                                                         39,305,985
HEALTH CARE - 26.1%                                                                                                     -----------
    136,608 Accredo Health, Inc.+                      4,248,509
    142,690 Affymetrix, Inc.+                          3,520,162   Total Common Stock (Cost $90,677,737)                136,128,706
     65,882 Align Technology, Inc.+                    1,186,535
    377,004 ArthroCare Corp.+                          9,274,298   SHORT-TERM INVESTMENT - 1.5%
     50,705 Eclipsys Corp.+                              516,177     2,003,970 Cash Reserve Fund, Inc., Treasury
     95,878 EPIX Medical, Inc.+                        1,728,680               Series (Cost $2,003,970)                   2,003,970
     29,240 Gen-Probe, Inc.+                           1,015,213                                                        -----------
     29,834 Martek Biosciences Corp.+                  1,812,117
     28,085 Neose Technologies, Inc.+                    236,757   Total Investments in Securities - 100.2%
     82,185 OraSure Technologies, Inc.+                  685,423                      (Cost $92,681,707)              $ 138,132,676
    184,100 SonoSite, Inc.+                            3,888,192   Other Assets & Liabilities, Net - (0.2%)                (236,688)
    229,292 Sunrise Assisted Living, Inc.+             7,915,160                                                        -----------
                                                     -----------   NET ASSETS - 100.0%                                $ 137,895,988
                                                      36,027,223                                                        ===========
                                                     -----------

---------------------------------
+ Non-income producing security.


See Notes to Financial Statements.     9

--------------------------------------------------------------------------------
BROWN ADVISORY SMALL-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2003
--------------------------------------------------------------------------------

SHARES            SECURITY DESCRIPTION               VALUE         SHARES            SECURITY DESCRIPTION                    VALUE
------            --------------------               -----         ------            --------------------                    -----

COMMON STOCK - 93.9%                                               INDUSTRIALS - 15.3%
                                                                         5,400 Banta Corp.                             214,920
CONSUMER DISCRETIONARY - 22.5%                                           6,000 Deluxe Corp.                            247,200
      4,700 Catalina Marketing Corp.+              $ 87,091             15,200 EDO Corp.                               316,920
      7,000 Handleman Co.                           123,200              2,500 Electro Rent Corp.                       34,750
     26,500 Hollinger International, Inc.           421,615              9,100 Fuel-Tech NV+                            38,584
      2,800 Information Holdings, Inc.+              62,300              1,900 Hewitt Associates, Inc. - Class A+       57,437
     22,000 MDC Corp., Inc. - Class A+              277,200             10,200 Lincoln Electric Holdings, Inc.         258,264
      1,800 Pier 1 Imports, Inc.                     45,900              2,300 Right Management Consultants, Inc.+      41,101
     10,500 RH Donnelley Corp.+                     422,625              6,300 Roto-Rooter, Inc.                       231,903
     13,000 Speedway Motorsports, Inc.              380,900              4,100 United Defense Industries, Inc.+        136,366
      9,600 Stage Stores, Inc.+                     296,160              5,700 Viad Corp.                              140,163
     28,300 Triarc Cos., Inc. - Class A             316,677                                                        -----------
      7,400 Triarc Cos., Inc. - Class B              85,840                                                          1,717,608
                                                -----------                                                        -----------
                                                  2,519,508
                                                -----------        INFORMATION TECHNOLOGY - 12.4%
                                                                         7,300 Barra, Inc.                             268,494
CONSUMER STAPLES - 5.8%                                                 16,200 Intergraph Corp.+                       411,480
      3,000 Constellation Brands, Inc. - Class A+   103,530             14,400 Internet Security Systems, Inc.+        244,368
     24,500 Del Monte Foods Co.+                    234,465             10,000 Storage Technology Corp.+               252,000
     17,900 Moore Wallace, Inc.+                    309,491              9,100 Technitrol, Inc.                        216,489
                                                -----------                                                        -----------
                                                    647,486                                                          1,392,831
                                                -----------                                                        -----------

ENERGY - 5.1%                                                      MATERIALS - 2.9%
     21,500 Comstock Resources, Inc.+               350,450              5,100 HB Fuller Co.                           136,017
     11,300 Headwaters, Inc.+                       215,604              5,600 Silgan Holdings, Inc.+                  192,920
                                                -----------                                                        -----------
                                                    566,054                                                            328,937
                                                -----------                                                        -----------

FINANCIALS - 12.7%                                                 UTILITIES - 2.9%
      5,000 Affiliated Managers Group+              332,500             25,000 El Paso Electric Co.+                   317,500
     48,914 Century Business Services, Inc.+        227,450                                                        -----------
     10,200 Crescent Real Estate Equities Co.       161,670
      4,000 Firstcity Liquidating Trust - Class B     6,800        Total Common Stock (Cost $9,692,635)             10,519,168
     18,800 Interactive Data Corp.+                 316,780                                                        -----------
     11,600 Phoenix Cos., Inc.                      130,500
     13,500 Trizec Properties, Inc.                 188,055        SHORT-TERM INVESTMENT - 5.7%
      1,600 Van der Moolen Holding NV, ADR           11,520            642,035 Cash Reserve Fund, Inc., Treasury
      2,800 Wellsford Real Properties, Inc.+         50,400                    Series (Cost $642,035)                  642,035
                                                -----------                                                        -----------
                                                  1,425,675
                                                -----------        Total Investments in Securities - 99.6%
                                                                                      (Cost $10,334,670)          $ 11,161,203
HEALTH CARE - 14.3%                                                Other Assets & Liabilities, Net - 0.4%               45,929
     10,800 Accredo Health, Inc.+                   335,880                                                        -----------
     14,300 Cytyc Corp.+                            184,327        NET ASSETS - 100.0%                            $ 11,207,132
      8,700 Dade Behring Holdings, Inc.+            294,060                                                        ===========
      9,400 Noven Pharmaceuticals, Inc.+            129,062
      7,200 Oxford Health Plans, Inc.               315,504        ---------------------------------
     13,300 PolyMedica Corp.                        344,736        + Non-income producing security.
                                                -----------        ADR - American Depositary Receipt
                                                  1,603,569
                                                -----------


See Notes to Financial Statements.     10

--------------------------------------------------------------------------------
BROWN ADVISORY GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2003
--------------------------------------------------------------------------------

SHARES            SECURITY DESCRIPTION               VALUE         SHARES            SECURITY DESCRIPTION                    VALUE
------            --------------------               -----         ------            --------------------                    -----

COMMON STOCK - 94.2%                                               INDUSTRIALS - 5.4%
                                                                        44,100 General Electric Co.                  1,264,347
CONSUMER DISCRETIONARY - 14.0%                                          19,200 L-3 Communications Holdings, Inc.+      903,360
     25,000 Comcast Corp. - Class A+               $753,750                                                        -----------
     19,000 Kohl's Corp.+                           918,080                                                          2,167,707
     10,600 Lowe's Cos., Inc.                       617,980                                                        -----------
     18,050 Marriott International, Inc. - Class A  827,232
     20,000 Outback Steakhouse, Inc.                895,000        INFORMATION TECHNOLOGY - 24.7%
     18,000 Target Corp.                            696,960             11,600 Affiliated Computer Services, Inc.
     57,000 Time Warner, Inc.+                      927,960                        Class A+                            581,624
                                                -----------             59,800 BEA Systems, Inc.+                      759,460
                                                  5,636,962             62,000 Cisco Systems, Inc.+                  1,404,920
                                                -----------             25,800 Dell, Inc.+                             890,100
                                                                        21,000 First Data Corp.                        794,850
CONSUMER STAPLES - 9.4%                                                 15,900 Intel Corp.                             531,537
     10,500 Anheuser-Busch Cos., Inc.               544,110             56,100 Microsoft Corp.                       1,441,770
     17,400 Costco Wholesale Corp.+                 623,268            142,655 Parametric Technology Corp.+            487,880
     32,000 CVS Corp.                             1,198,720             50,313 Powerwave Technologies, Inc.+           374,832
      9,100 Kimberly-Clark Corp.                    493,402             20,600 Qualcomm, Inc.                          917,730
     19,600 PepsiCo, Inc.                           943,152             26,000 Texas Instruments, Inc.                 773,760
                                                -----------             20,400 Veritas Software Corp.+                 775,628
                                                  3,802,652              6,100 Waters Corp.+                           195,078
                                                -----------                                                        -----------
                                                                                                                     9,929,169
ENERGY - 4.7%                                                                                                      -----------
     20,000 Exxon Mobil Corp.                       723,400
     18,850 Schlumberger Ltd.                       884,442        Total Common Stock (Cost $35,515,121)            37,904,278
      7,900 Smith International, Inc.+              296,566                                                        -----------
                                                -----------
                                                  1,904,408        SHORT-TERM INVESTMENTS - 5.8%
                                                -----------          1,552,817 Cash Reserve Fund, Inc., Treasury
                                                                                 Series                              1,552,817
FINANCIALS - 15.0%                                                     800,000 Cash Reserve Fund, Inc., Prime
     20,000 American International Group, Inc.    1,159,000                      Series                                800,000
     19,000 Citigroup, Inc.                         893,760                                                        -----------
     16,000 Freddie Mac                             870,720        Total Short-Term Investments (Cost $2,352,817)    2,352,817
     18,200 Marsh & McLennan Cos., Inc.             808,808                                                        -----------
     26,000 Mellon Financial Corp.                  748,800
     13,000 Morgan Stanley                          718,640        Total Investments in Securities - 100.0%
     18,000 Washington Mutual, Inc.                 824,580                      (Cost $37,867,938)               $ 40,257,095
                                                -----------        Other Assets & Liabilities, Net - 0.0%                2,343
                                                  6,024,308                                                        -----------
                                                -----------        NET ASSETS - 100.0%                            $ 40,259,438
                                                                                                                  ============
HEALTH CARE - 21.0%
     22,900 Abbott Laboratories                   1,012,180
      6,000 Amgen, Inc.+                            345,060
     18,000 Cardinal Health, Inc.                 1,100,520
     14,500 Eli Lilly & Co.                         994,120
      7,000 Forest Laboratories, Inc.+              382,480
     22,600 Laboratory Corp. of America Holdings+   816,312
     13,000 Medimmune, Inc.+                        309,400
     24,000 Medtronic, Inc.                       1,084,800
     16,000 Merck & Co., Inc.                       649,600
     52,000 Pfizer, Inc.                          1,744,600
                                                -----------
                                                  8,439,072
                                                -----------

---------------------------------
+ Non-income producing security.


See Notes to Financial Statements.     11

--------------------------------------------------------------------------------
BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2003
--------------------------------------------------------------------------------

FACE AMOUNT              SECURITY DESCRIPTION                                                         RATE     MATURITY     VALUE
-----------              --------------------                                                         ----     --------     -----

MUNICIPAL BONDS - 93.6%

GENERAL OBLIGATION BONDS - 38.8%

 $  100,000 Anne Arundel County Maryland                                                               5.00   04/01/06   $ 105,548
    100,000 Anne Arundel County Maryland                                                               5.25   08/01/09     114,059
    100,000 Anne Arundel County Maryland                                                               5.00   02/01/10     109,320
    250,000 Anne Arundel County Maryland                                                               5.00   02/15/10     280,765
    115,000 Anne Arundel County Maryland                                                               5.00   05/15/13     125,420
    500,000 Anne Arundel County Maryland                                                               4.75   02/15/17     527,830
    500,000 Anne Arundel County Maryland                                                               4.80   02/15/18     525,850
    350,000 Baltimore County Maryland Consolidated Public Improvement                                  4.13   08/01/05     366,653
    835,000 Baltimore County Maryland Metropolitan District                                            4.40   08/01/09     910,409
    500,000 Baltimore County Maryland Metropolitan District 67th Issue                                 5.00   06/01/07     552,095
    200,000 Carroll County Maryland County Commissioners Consolidated Public Improvement               5.10   12/01/12     220,392
    100,000 Carroll County Maryland County Commissioners Consolidated Public Improvement               5.00   12/01/15     109,042
    500,000 Charles County Maryland Consolidated Public Improvement                                    4.20   02/01/11     539,695
    250,000 Charles County Maryland County Commissioners Consolidated Public Improvement               3.00   03/01/10     252,845
    800,000 Frederick County Maryland Public Facilities                                                4.00   07/01/08     860,920
    225,000 Frederick County Maryland Public Facilities Series A                                       3.80   07/01/07     239,087
    250,000 Garrett County Maryland Hospital Revenue FGIC Insured                                      5.10   07/01/09     282,603
    740,000 Harford County Maryland                                                                    5.00   12/01/13     808,901
    695,000 Howard County Maryland Consolidated Public Improvement Series A                            4.10   02/15/05     719,763
    240,000 Howard County Maryland Consolidated Public Improvement Series A                            4.30   02/15/08     260,270
    350,000 Howard County Maryland Consolidated Public Improvement Series A                            5.00   02/15/08     389,372
    230,000 Howard County Maryland Consolidated Public Improvement Series A                            2.50   08/15/10     223,417
    295,000 Howard County Maryland Consolidated Public Improvement Series A                            5.00   02/15/09     324,547
    150,000 Howard County Maryland Consolidated Public Improvement Series A
              Prerefunded 2/15/04 @ 101                                                                5.00   02/15/05     152,751
     30,000 Howard County Maryland Consolidated Public Improvement Series A
              Prerefunded 2/15/08 @ 100                                                                5.00   02/15/09      33,362
    465,000 Maryland National Capital Park & Planning Park Acquisition & Development Series BB2        3.50   07/01/09     486,148
    325,000 Montgomery County Maryland Consolidated Public Improvement Series A                        2.50   05/01/07     331,487
  1,100,000 Montgomery County Maryland Consolidated Public Improvement Series A                        5.00   01/01/10   1,203,400
    125,000 Montgomery County Maryland Consolidated Public Improvement Series A                        4.75   05/01/12     134,954
    325,000 Montgomery County Maryland Consolidated Public Improvement Series A                        4.70   01/01/13     343,259
  1,090,000 Montgomery County Maryland Consolidated Public Improvement Series A                        4.88   05/01/13   1,184,819
    100,000 Montgomery County Maryland Consolidated Public Improvement Series A
              Prerefunded 1/01/10 @ 101                                                                5.60   01/01/16     116,331
  1,000,000 Montgomery County Maryland Series A                                                        5.00   11/01/07   1,113,010
    500,000 Ocean City Maryland FGIC Insured                                                           4.25   03/01/11     537,095
  1,000,000 Prince Georges County Maryland Consolidated Public Improvement                             3.25   09/15/11   1,006,900
     50,000 Prince Georges County Maryland Consolidated Public Improvement FSA Insured                 5.00   10/01/12      54,760
    500,000 St Mary's County Maryland Public Facilities                                                3.25   11/01/08     520,285
    235,000 State of Maryland Capital Improvement & Refund                                             5.00   04/15/04     235,766
    300,000 State of Maryland State & Local Facilities Loan 1st Series                                 4.50   03/01/04     302,655
    115,000 State of Maryland State & Local Facilities Loan 1st Series                                 4.00   03/01/05     119,091
    625,000 State of Maryland State & Local Facilities Loan 1st Series                                 4.50   02/15/08     665,300
    385,000 State of Maryland State & Local Facilities Loan 1st Series                                 4.00   03/01/08     413,043


See Notes to the Financial Statements. 12

--------------------------------------------------------------------------------
BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2003
--------------------------------------------------------------------------------

FACE AMOUNT              SECURITY DESCRIPTION                                                         RATE     MATURITY     VALUE
-----------              --------------------                                                         ----     --------     -----

GENERAL OBLIGATION BONDS - 38.8%

 $  500,000 State of Maryland State & Local Facilities Loan 1st Series                                 4.75   03/01/09     549,955
     50,000 State of Maryland State & Local Facilities Loan 1st Series                                 4.50   03/01/14      52,513
    300,000 State of Maryland State & Local Facilities Loan 2nd Series                                 5.00   10/15/07     321,189
    225,000 State of Maryland State & Local Facilities Loan 2nd Series                                 5.00   08/01/08     248,479
    150,000 State of Maryland State & Local Facilities Loan 2nd Series                                 5.00   08/01/09     166,749
    300,000 State of Maryland State & Local Facilities Loan 2nd Series                                 5.00   10/15/09     324,108
    475,000 State of Maryland State & Local Facilities Loan 3rd Series                                 5.00   10/15/06     519,997
  2,070,000 State of Maryland State & Local Facilities Loan Capital Improvement Series A               5.50   08/01/13   2,413,102
  1,000,000 Washington Suburban Sanitation District - General Construction                             4.50   06/01/05   1,048,490
    320,000 Washington Suburban Sanitation District - General Construction                             4.63   06/01/06     331,850
    500,000 Washington Suburban Sanitation District - General Construction                             5.00   06/01/08     558,520
    500,000 Washington Suburban Sanitation District - General Construction                             4.25   06/01/10     545,910
    100,000 Washington Suburban Sanitation District - General Construction                             5.00   06/01/23     102,587
    450,000 Washington Suburban Sanitation District - Sewage Disposal                                  5.25   06/01/07     500,688
  1,000,000 Washington Suburban Sanitation District - Sewage Disposal                                  5.25   06/01/10   1,140,250
    200,000 Washington Suburban Sanitation District - Sewage Disposal 2nd Series                       4.75   06/01/07     219,150
    475,000 Washington Suburban Sanitation District - Water Supply                                     4.38   06/01/07     514,463
    500,000 Washington Suburban Sanitation District - Water Supply                                     4.25   06/01/10     545,910
    500,000 Washington Suburban Sanitation District - Water Supply 2nd Series                          3.00   06/01/11     496,275
                                                                                                                        -----------
Total General Obligation Bonds (Cost $27,370,870)                                                                        28,403,404
                                                                                                                        -----------

REVENUE BONDS - 54.8%
    635,000 Baltimore Maryland Certificates of Participation - Emergency Telecom Facilities
              Series A AMBAC Insured                                                                   4.70   10/01/06     687,889
    925,000 Baltimore Maryland Convention Center MBIA Insured                                          5.00   09/01/19     986,226
    400,000 Baltimore Maryland Water Revenue - Wastewater Project Series A FSA Insured
              Prerefunded 7/01/10 @ 100                                                                5.63   07/01/30     465,352
    185,000 Carroll County Maryland Fairhaven & Copper Ridge Series A RADIAN Insured                   5.20   01/01/10     204,732
    170,000 Frederick County Maryland Educational Facilities Revenue Mount Saint Mary's College
              Series A                                                                                 4.55   09/01/06     179,792
    170,000 Frederick County Maryland Educational Facilities Revenue Mount Saint Mary's College
              Series A                                                                                 4.65   09/01/07     181,395
    400,000 Frederick County Maryland Educational Facilities Revenue Mount Saint Mary's College
              Series A                                                                                 4.80   09/01/09     428,504
    500,000 Maryland Community Development Administration - Department of
              Housing & Community                                                                      2.75   07/01/09     501,545
    740,000 Maryland Community Development Administration - Infrastructure Financing
              Series B MBIA Insured                                                                    4.35   06/01/06     789,476
    175,000 Maryland Community Development Administration - Residential Program Series A               4.05   09/01/07     185,735
  1,000,000 Maryland Community Development Administration - Single Family Program 1st Series           4.65   04/01/12   1,050,250
    500,000 Maryland Community Development Administration - Single Family Program 1st Series           4.75   04/01/13     523,905
  1,100,000 Maryland Department of Transportation                                                      5.50   09/01/06   1,213,113
    500,000 Maryland Department of Transportation                                                      5.00   12/15/08     561,420
    300,000 Maryland Department of Transportation                                                      5.00   12/01/09     323,316
    500,000 Maryland Department of Transportation                                                      5.50   02/01/10     573,510


See Notes to the Financial Statements. 13

--------------------------------------------------------------------------------
BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2003
--------------------------------------------------------------------------------

FACE AMOUNT              SECURITY DESCRIPTION                                                         RATE     MATURITY     VALUE
-----------              --------------------                                                         ----     --------     -----

REVENUE BONDS
 $1,850,000 Maryland Department of Transportation                                                      5.50   12/15/11   2,104,468
    900,000 Maryland Department of Transportation 2nd Issue                                            3.00   06/01/11     887,355
  1,050,000 Maryland Department of Transportation 2nd Issue                                            4.00   06/01/13   1,085,963
    495,000 Maryland Economic Development Corporation                                                  3.35   09/15/12     492,520
    255,000 Maryland Economic Development Corporation - Bowie State University Project                 4.00   06/01/09     260,375
    500,000 Maryland Economic Development Corporation - Maryland Department of
              Transportation Headquarters                                                              5.00   06/01/15     543,755
    250,000 Maryland Economic Development Corporation - University of Maryland College
              Park Project                                                                             4.00   06/01/09     254,018
    340,000 Maryland Economic Development Corporation - University of Maryland College
              Park Project                                                                             4.25   06/01/10     345,314
    700,000 Maryland Economic Development Corporation - University of Maryland College
              Park Project AMBAC Insured                                                               4.00   07/01/08     749,511
    430,000 Maryland Economic Development Corporation - University of Maryland Series A                4.00   10/01/08     445,299
    225,000 Maryland Economic Development Corporation - University of Maryland Series A                4.50   10/01/11     228,706
    410,000 Maryland Economic Development Corporation - University Village Sheppard Pratt
              ACA Insured                                                                              4.75   07/01/07     441,714
    300,000 Maryland Environmental Service Cecil County Landfill Project                               4.88   09/01/04     308,049
    500,000 Maryland Health & Higher Educational Facilities - Adventist Health Care Series A           5.00   01/01/14     503,325
    500,000 Maryland Health & Higher Educational Facilities - Board of Child Care                      4.50   07/01/12     528,630
    450,000 Maryland Health & Higher Educational Facilities - Bullis School FSA Insured                5.00   07/01/13     495,126
    100,000 Maryland Health & Higher Educational Facilities - Bullis School FSA Insured                5.00   07/01/15     108,648
    120,000 Maryland Health & Higher Educational Facilities - Carroll County General Hospital          4.25   07/01/08     126,334
    250,000 Maryland Health & Higher Educational Facilities - Carroll County General Hospital          4.63   07/01/10     264,008
    500,000 Maryland Health & Higher Educational Facilities - Carroll County General Hospital          5.00   07/01/13     528,025
    500,000 Maryland Health & Higher Educational Facilities - Charity Obligated Group Series A         4.75   11/01/14     522,345
    400,000 Maryland Health & Higher Educational Facilities - Frederick Memorial Hospital              3.60   07/01/08     413,952
    450,000 Maryland Health & Higher Educational Facilities - Frederick Memorial Hospital              4.20   07/01/11     460,003
    500,000 Maryland Health & Higher Educational Facilities - Greater Baltimore Medical Center         5.00   07/01/20     509,945
    300,000 Maryland Health & Higher Educational Facilities - Johns Hopkins Health System
              AMBAC Insured                                                                            5.10   07/01/10     335,826
    500,000 Maryland Health & Higher Educational Facilities - Johns Hopkins Hospital                   5.00   05/15/10     550,700
    900,000 Maryland Health & Higher Educational Facilities - Johns Hopkins Hospital                   5.00   05/15/11     985,887
    500,000 Maryland Health & Higher Educational Facilities - Johns Hopkins Hospital                   4.60   05/15/14     519,025
    100,000 Maryland Health & Higher Educational Facilities - Johns Hopkins Hospital                   4.70   05/15/15     103,660
    400,000 Maryland Health & Higher Educational Facilities - Johns Hopkins Hospital Series A          2.25   02/01/07     403,340
    750,000 Maryland Health & Higher Educational Facilities - Johns Hopkins University of
              Maryland Medical System                                                                  5.00   07/01/12     811,080
     90,000 Maryland Health & Higher Educational Facilities - Johns Hopkins University
              Prerefunded 7/01/09 @ 101                                                                6.00   07/01/39     106,683
    250,000 Maryland Health & Higher Educational Facilities - Johns Hopkins University Series A        4.00   07/01/08     267,570
    500,000 Maryland Health & Higher Educational Facilities - Johns Hopkins University Series A        5.00   07/01/10     560,980
    250,000 Maryland Health & Higher Educational Facilities - Johns Hopkins University Series A        5.00   07/01/12     275,415
    250,000 Maryland Health & Higher Educational Facilities - Johns Hopkins University Series A        5.00   07/01/13     272,800
    235,000 Maryland Health & Higher Educational Facilities - Kennedy Krieger Institute                3.88   07/01/10     236,013
    535,000 Maryland Health & Higher Educational Facilities - Kennedy Krieger Institute                5.30   07/01/12     561,964


See Notes to the Financial Statements. 14

--------------------------------------------------------------------------------
BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2003
--------------------------------------------------------------------------------

FACE AMOUNT              SECURITY DESCRIPTION                                                         RATE     MATURITY     VALUE
-----------              --------------------                                                         ----     --------     -----

REVENUE BONDS
 $  200,000 Maryland Health & Higher Educational Facilities - Kennedy Krieger Institute                4.38   07/01/13     201,632
    250,000 Maryland Health & Higher Educational Facilities - McLean School                            5.00   07/01/08     267,030
    315,000 Maryland Health & Higher Educational Facilities - Medlantic/Helix Series B
              AMBAC Insured                                                                            4.00   08/15/05     329,178
    575,000 Maryland Health & Higher Educational Facilities - Medlantic/Helix Series
              B AMBAC Insured                                                                          4.00   08/15/06     610,247
    600,000 Maryland Health & Higher Educational Facilities - Pickersgill Series A                     5.85   01/01/10     647,592
    635,000 Maryland Health & Higher Educational Facilities - Sheppard Pratt Series A
              RADIAN Insured                                                                           3.00   07/01/09     625,970
    430,000 Maryland Health & Higher Educational Facilities - Sheppard Pratt Series A
              RADIAN Insured                                                                           3.30   07/01/10     420,011
    250,000 Maryland Health & Higher Educational Facilities - Union Hospital of Cecil County           3.00   07/01/05     254,742
    250,000 Maryland Health & Higher Educational Facilities - Union Hospital of Cecil County           3.75   07/01/08     260,325
    190,000 Maryland Health & Higher Educational Facilities - University of Maryland Medical System    4.00   07/01/05     196,572
    400,000 Maryland Health & Higher Educational Facilities - University of Maryland Medical System    4.00   07/01/06     418,808
    400,000 Maryland Health & Higher Educational Facilities - University of Maryland Medical System    5.00   07/01/09     437,764
    805,000 Maryland Industrial Development Financing Authority - American Center for Physics          3.95   12/15/07     862,131
    500,000 Maryland Industrial Development Financing Authority - Holy Cross Health
              System Corporation                                                                       5.50   12/01/08     564,045
    500,000 Maryland Industrial Development Financing Authority - National Aquarium Baltimore
              Series B                                                                                 4.50   11/01/14     520,310
     90,000 Maryland Transportation Authority - Baltimore/Washington International Airport
              Series B FGIC Insured Prerefunded 7/01/04 @102                                           5.88   07/01/06      94,334
  1,000,000 Maryland Water Quality Financing Series A                                                  5.30   09/01/09   1,065,370
    500,000 Montgomery County Maryland - Housing Opportunity Commission Aston Woods
              Apartments Series A Multifamily Revenue                                                  4.90   05/15/31     531,110
    400,000 Montgomery County Maryland - Housing Opportunity Commission Series A Single
              Family Mortgage                                                                          2.85   07/01/07     409,860
    320,000 Montgomery County Maryland - Housing Opportunity Commission Series A Single
              Family Mortgage                                                                          4.15   07/01/08     341,389
    500,000 Montgomery County Maryland - Solid Waste Disposal Series A AMBAC Insured                   3.25   06/01/08     518,380
  1,000,000 University of Maryland System Auxiliary Facility & Tuition Revenue Series A                5.00   04/01/08   1,111,140
    485,000 University of Maryland System Auxiliary Facility & Tuition Revenue Series A                4.00   10/01/08     520,604
    865,000 University of Maryland System Auxiliary Facility & Tuition Revenue Series A                5.00   04/01/09     952,702
    500,000 University of Maryland System Auxiliary Facility & Tuition Revenue Series A                5.00   04/01/10     552,405
                                                                                                                       -----------
Total Revenue Bonds (Cost $38,813,461)                                                                                  40,168,142
                                                                                                                       -----------

Total Municipal Bonds (Cost $66,184,331)                                                                                68,571,546
                                                                                                                       -----------

SHARES

SHORT-TERM INVESTMENTS - 6.0%
  3,194,649 Dreyfus Municipal Cash Management Plus Fund                                                                  3,194,649
  1,212,521 Scudder Tax Free Money Fund                                                                                  1,212,520
                                                                                                                       -----------
Total Short-Term Investments (Cost $4,407,169)                                                                           4,407,169
                                                                                                                       -----------

Total Investments in Securities - 99.6%
                (Cost $70,591,500)                                                                                    $ 72,978,715
Other Assets & Liabilities, Net - 0.4%                                                                                     278,590
                                                                                                                       -----------
NET ASSETS - 100.0%                                                                                                   $ 73,257,305
                                                                                                                       ===========


See Notes to the Financial Statements. 15

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                                           BROWN          BROWN            BROWN           BROWN
                                                          ADVISORY       ADVISORY         ADVISORY        ADVISORY
                                                          SMALL-CAP      SMALL-CAP         GROWTH         MARYLAND
                                                          GROWTH          VALUE           EQUITY           BOND
                                                           FUND           FUND             FUND            FUND
                                                  ------------------  -------------      -----------     ------------

ASSETS
Total investments, at value
  (Cost $92,681,707, $10,334,670, $70,591,500 and     $ 138,132,676    $ 11,161,203     $ 40,257,095     $72,978,715
    $70,591,500, respectively)

Cash                                                              -             328            7,420               -
Receivables:
  Expense reimbursement from advisor                              -           4,287                -               -
  Fund shares sold                                            6,370          79,275            9,900               -
  Interest and dividends                                      1,097           5,506           26,680         983,199
                                                  ------------------  -------------      -----------     ------------
Total Assets                                            138,140,143      11,250,599       40,301,095      73,961,914
                                                  ------------------  -------------      -----------     ------------

LIABILITIES
Payables:
Investment securities purchased                                   -          31,226                -         501,785
Fund shares redeemed                                         70,329               -                -               -
Dividends                                                         -               -                -         157,378

Accrued Liabilities:
Payables to related parties                                 136,637           5,155           24,947          34,198
Other expenses                                               37,189           7,086           16,710          11,248
                                                  ------------------  -------------      -----------     ------------

Total Liabilities                                           244,155          43,467           41,657         704,609
                                                  ------------------  -------------      -----------     ------------

NET ASSETS                                             $137,895,988     $11,207,132      $40,259,438     $73,257,305
                                                  ==================  =============    ==============    ============

COMPONENTS OF NET ASSETS
Paid-in capital                                       $ 156,726,398    $ 10,330,890     $ 47,064,104    $ 70,878,077
Accumulated undistributed (distributions in excess of)
net investment income                                      (817,785)         (1,385)          18,575              85
Accumulated net realized gain (loss) on investments     (63,463,594)         51,094       (9,212,398)         (8,072)
Unrealized appreciation (depreciation) on investments    45,450,969         826,533        2,389,157       2,387,215
                                                  ------------------  -------------      -----------     ------------

NET ASSETS                                            $ 137,895,988    $ 11,207,132     $ 40,259,438    $ 73,257,305
                                                  ==================  =============    ==============    ============

SHARES OUTSTANDING
 Institutional Shares                                    12,099,357       1,084,472        5,073,326       6,847,602
 A Shares                                                   997,460               -           59,985          22,700
 B Shares                                                    91,385               -                -               -

NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
(based on net assets / shares outstanding)

Institutional Shares
(based on net assets of $117,939,085,
$11,207,132, $39,790,040
and $73,015,220, respectively)                               $ 9.75         $ 10.33           $ 7.84         $ 10.66
                                                  ------------------  -------------      -----------     ------------

A Shares (based on net assets of
$18,381,966, $469,398
and $242,085, respectively)                                 $ 18.43             $ -           $ 7.83         $ 10.66
                                                  ------------------  -------------      -----------     ------------

A Shares Maximum Public Offering Price Per Share
(net asset value per share /
94.50%, 94.50% and 95.50%, respectively)                    $ 19.50             $ -           $ 8.29         $ 11.16
                                                  ------------------  -------------      -----------     ------------

B Shares (based on net assets of $1,574,937)                $ 17.23             $ -              $ -             $ -
                                                  ------------------  -------------      -----------     ------------


See Notes to Financial Statements.     16

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
PERIOD ENDED NOVEMBER 30, 2003
--------------------------------------------------------------------------------

                                              BROWN ADVISORY    BROWN ADVISORY    BROWN ADVISORY  BROWN ADVISORY
                                                SMALL-CAP         SMALL-CAP          GROWTH          MARYLAND
                                                  GROWTH            VALUE            EQUITY            BOND
                                                   FUND              FUND (a)         FUND             FUND
                                             ----------------- ----------------- ---------------- ----------------

INVESTMENT INCOME
Interest income                                           $ -               $ -              $ -      $ 1,183,489
Dividend income                                         6,237             6,569          210,337            6,478
                                             ----------------- ----------------- ---------------- ----------------
Total Investment Income                                 6,237             6,569          210,337        1,189,967
                                             ----------------- ----------------- ---------------- ----------------

EXPENSES
Investment advisory fees                              648,586             6,363          141,375          170,458
Administration fees                                    52,860             3,111           19,156           27,786
Transfer agency fees:
     Institutional Shares                              10,804             1,769            9,294            9,499
     A Shares                                          33,197                 -           10,569            9,451
     B Shares                                          11,574                 -                -                -
Shareholder service fees:
     B Shares                                           1,852                 -                -                -
Distribution fees:
     A Shares                                          21,591                 -              353              293
     B Shares                                           5,556                 -                -                -
Custody fees                                            8,140               669            4,108            5,913
Accounting fees                                        40,565             2,864           28,581           36,960
Shareholder reporting fees                              5,356               504            2,258            4,332
Registration fees                                       5,660             2,745           11,956            1,861
Professional fees                                      16,142             3,283           13,919           15,368
Trustees' fees and expenses                             1,510                26              461              708
Miscellaneous expenses                                 10,989               527            4,887            6,483
                                             ----------------- ----------------- ---------------- ----------------
Total Expenses                                        874,382            21,861          246,917          289,112
Fees waived and expense reimbursed                    (50,360)          (13,907)         (58,064)         (33,132)
                                             ----------------- ----------------- ---------------- ----------------
Net Expenses                                          824,022             7,954          188,853          255,980
                                             ----------------- ----------------- ---------------- ----------------

NET INVESTMENT INCOME (LOSS)                         (817,785)           (1,385)          21,484          933,987
                                             ----------------- ----------------- ---------------- ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
Net realized gain (loss) on investments            (6,215,921)           51,094         (635,426)          (3,402)
Net change in unrealized appreciation
  (depreciation) on investments                    32,907,921           826,533        3,682,857       (1,084,499)
                                             ----------------- ----------------- ---------------- ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS                                        26,692,000           877,627        3,047,431       (1,087,901)
                                             ----------------- ----------------- ---------------- ----------------

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                        $ 25,874,215         $ 876,242      $ 3,068,915       $ (153,914)
                                             ================= ================= ================ ================

(a) Commenced operations on October 31, 2003.
See Notes to Financial Statements.   17

--------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                  BROWN ADVISORY SMALL-CAP
                                                                        GROWTH FUND
                                                   ----------------------------------------------------------------


                                                                Six Months Ended                Year Ended
                                                                November 30, 2003              May 31, 2003
                                                   ----------------------------------- ----------------------------
                                                         Amount            Shares          Amount         Shares
                                                   -------------------  -------------- ---------------- -----------
OPERATIONS

Net investment income (loss)                               $ (817,785)                    $ (1,345,902)
Net realized gain (loss) on investments                    (6,215,921)                     (36,773,272)
Net change in unrealized appreciation
      (depreciation) on investments                        32,907,921                       35,237,113
                                                   -------------------                 -----------------
Increase (Decrease) in Net Assets
Resulting from Operations                                  25,874,215                       (2,882,061)
                                                   -------------------                 -----------------

CAPITAL SHARE TRANSACTIONS
Sale of shares:
     Institutional Shares                                   9,117,322       1,044,642       41,307,996   6,333,490
     A Shares                                                 293,072          18,225       10,479,712     892,174
     B Shares                                                       -               -            1,812         166
     C Shares                                                       -               -           72,986       5,900
Transactions due to acquisition:
     Institutional Shares                                           -               -        1,413,552     238,776
     A Shares                                                       -               -       20,974,759   1,876,052
     B Shares                                                       -               -        1,216,279     115,180
     C Shares                                                       -               -          109,144      10,350
Redemption of shares:
     Institutional Shares                                 (16,621,858)     (1,885,509)     (57,354,914) (8,909,252)
     A Shares                                              (2,040,108)       (124,374)     (19,802,036) (1,664,617)
     B Shares                                                (123,552)         (8,035)        (179,340)    (15,926)
     C Shares                                                       -               -         (181,025)    (16,250)
Redemption fees                                                 5,675               -           15,140           -

                                                   -------------------  -------------- ---------------- -----------
Increase (Decrease) from Capital Share Transactions        (9,369,449)       (955,051)      (1,925,935) (1,133,957)
                                                   -------------------  -------------- ---------------- -----------

Increase (Decrease) in Net Assets                          16,504,766                       (4,807,996)

NET ASSETS
Beginning of period                                       121,391,222                      126,199,218
                                                   -------------------                 ----------------
End of period (a)                                       $ 137,895,988                    $ 121,391,222
                                                   ===================                 ================

(a) Accumulated undistributed (distributions in excess of)
     net investment income                                 $ (817,785)                             $ -
                                                   -------------------                 -----------------


See Notes to Financial Statements.     18

--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               BROWN ADVISORY
                                                                                 SMALL-CAP
                                                                                   VALUE
                                                                                    FUND
                                                            -----------------------------------------
                                                                           PERIOD ENDED
                                                                       NOVEMBER 30, 2003
                                                             ----------------------------------------
                                                                   Amount                Shares
                                                            ---------------------   -----------------
OPERATIONS
Net investment (income) loss                                            $ (1,385)
Net realized gain (loss) on investments                                   51,094
Net change in unrealized appreciation (depreciation)
      on investments                                                     826,533
                                                            ---------------------
Increase (Decrease) in Net Assets Resulting from Operations              876,242
                                                            ---------------------

CAPITAL SHARE TRANSACTIONS
Sale of shares:
     Institutional Shares                                             10,547,110           1,106,011
Redemption of shares:
     Institutional Shares                                               (218,403)            (21,539)
Redemption fees                                                            2,183                   -
                                                            ---------------------   -----------------
Increase (Decrease) from Capital Share Transactions                   10,330,890           1,084,472
                                                            ---------------------   -----------------
Increase (Decrease) in Net Assets                                     11,207,132

NET ASSETS
Beginning of period                                                            -
                                                            ---------------------
End of period (a)                                                   $ 11,207,132
                                                            =====================

(a) Accumulated undistributed (distributions in excess of)
     net investment income                                              $ (1,385)
                                                            ---------------------

* Commenced operations on October 31, 2003.


See Notes to Financial Statements.     19

--------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           BROWN ADVISORY GROWTH
                                                                               EQUITY FUND
                                                 ------------------------------------------------------------------

                                                       Six Months Ended                     Year Ended
                                                       November 30, 2003                   May 31, 2003
                                                 ---------------------------------  -------------------------------
                                                      Amount            Shares          Amount           Shares
                                                 ------------------  -------------  ----------------  -------------
OPERATIONS
Net investment income (loss)                              $ 21,484                        $ 154,243
Net realized gain (loss) on investments                   (635,426)                      (4,378,586)
Net change in unrealized appreciation (depreciation)
      on investments                                     3,682,857                        2,658,451
                                                 ------------------                 ----------------
Increase (Decrease) in Net Assets Resulting from Operatio3,068,915                       (1,565,892)
                                                 ------------------                 ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
     Institutional Shares                                  (18,420)                        (185,314)
                                                 ------------------                 ----------------
Total Distributions to Shareholders                        (18,420)                        (185,314)
                                                 ------------------                 ----------------

CAPITAL SHARE TRANSACTIONS
Sale of shares:
     Institutional Shares                                5,668,163        744,462         9,353,529      1,448,801
     A Shares                                              440,651         58,548            10,000          1,437
Reinvestment of distributions:
     Institutional Shares                                      883            121             6,281            998
     A Shares                                                    -              -                 -              -
Redemption of shares:
     Institutional Shares                               (2,977,991)      (391,196)       (9,814,502)    (1,516,650)
     A Shares                                                    -              -                 -              -
                                                 ------------------  -------------  ----------------  -------------
Increase (Decrease) from Capital Share Transactions      3,131,706        411,935          (444,692)       (65,414)
                                                 ------------------  -------------  ----------------  -------------
Increase (Decrease) in Net Assets                        6,182,201                       (2,195,898)

NET ASSETS
Beginning of period                                     34,077,237                       36,273,135
                                                 ------------------                 ----------------
End of period (a)                                     $ 40,259,438                     $ 34,077,237
                                                 ==================                 ================

(a) Accumulated undistributed (distributions in excess of)
     net investment income                                $ 18,575                         $ 15,511
                                                 ------------------                 ----------------


See Notes to Financial Statements.     20

--------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        BROWN ADVISORY MARYLAND
                                                                              BOND FUND
                                                  -----------------------------------------------------------------
                                                        Six Months Ended                      Year Ended
                                                        November 30, 2003                    May 31, 2003
                                                  ---------------------------------  ------------------------------
                                                       Amount            Shares           Amount         Shares
                                                  ------------------  -------------  ----------------- ------------
OPERATIONS
Net investment income (loss)                              $ 933,987                       $ 1,692,419
Net realized gain (loss) on investments                      (3,402)                            3,228
Net change in unrealized appreciation (depreciation)
      on investments                                     (1,084,499)                        2,696,228
                                                  ------------------                 -----------------
Increase (Decrease) in Net Assets Resulting from
                Operations                                 (153,914)                        4,391,875
                                                  ------------------                 -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
     Institutional Shares                                  (931,457)                       (1,691,725)
     A Shares                                                (2,883)                             (256)
                                                  ------------------                 -----------------
Total Distributions to Shareholders                        (934,340)                       (1,691,981)
                                                  ------------------                 -----------------
CAPITAL SHARE TRANSACTIONS
Sale of shares:
     Institutional Shares                                17,543,678      1,649,860         54,127,064    5,119,010
     A Shares                                               144,509         13,258            100,000        9,398
Reinvestment of distributions:
     Institutional Shares                                    46,598          4,399             36,929        3,458
     A Shares                                                   466             44                  -            -
Redemption of shares:
     Institutional Shares                               (10,163,972)      (950,834)       (26,591,141)  (2,517,324)
     A Shares                                                     -              -                  -            -
                                                  ------------------  -------------  ----------------- ------------
Increase (Decrease) from Capital Share Transactions       7,571,279        716,727         27,672,852    2,614,542
                                                  ------------------  -------------  ----------------- ------------
Increase (Decrease) in Net Assets                         6,483,025                        30,372,746

NET ASSETS
Beginning of period                                      66,774,280                        36,401,534
                                                  ------------------                 -----------------
End of period (a)                                      $ 73,257,305                      $ 66,774,280
                                                  ==================                 =================

(a) Accumulated undistributed (distributions in excess of)
         net investment income
                                                               $ 85                             $ 438
                                                  ------------------                 -----------------


See Notes to Financial Statements.     21

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding of each Fund throughout each period.

                    SELECTED DATA FOR A SINGLE SHARE                                             RATIOS/SUPPLEMENTAL DATA
          ---------------------------------------------------------------------                  --------------------------
                                                                                         Net     Ratios to
                                             Distributions                               Assets  Average Net Assets (b)
                                              -------------                              at End  --------------------------
          Net Asset            Realized    from       from              Net Asset        of      Net
          Value     Investment and         Net        Net                 Value          Period  Investment                Portfolio
          Beginning Income     Unrealized  Investment Realized Redemption End of  Total  (000s   Income    Net      Gross   Turnover
          of Period (Loss)     Gain (Loss) Income     Gains    Fees (a)   Period  Return Omitted Loss)     Expenses Expenses Rate
------------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY SMALL-CAP GROWTH FUND
Period Ended
November 30, 2003
Institutional
 Shares     $ 7.99       (0.06)  1.82             -       -          -(e)   $ 9.75   22.03% $117,939 (1.22)%   1.23%    1.23%    9%
 A Shares    15.06       (0.15)  3.52             -       -          -       18.43   22.38%   18,382 (1.49)%   1.50%    1.86%    9%
 B Shares    14.18       (0.18)  3.23             -       -          -       17.23   21.51%    1,575 (1.99)%   2.00%    3.93%    9%
May 31, 2003
Institutional
 Shares       8.26       (0.09) (0.18)            -       -          -(e)     7.99  (3.21)%  103,357 (1.20)%   1.25%    1.28%   33%
 A Shares (g)11.18       (0.18)  4.06             -       -          -       15.06  34.70%    16,625 (1.46)%   1.50%    1.95%   33%
 B Shares (g)10.56       (0.17)  3.79             -       -          -       14.18  34.28%     1,409 (1.96)%   2.00%    4.95%   33%
May 31, 2002
 Institutional
 Shares (f) 11.67        (0.10) (3.31)            -       -          -        8.26 (29.21)%  126,199 (1.17)%   1.24%    1.24%   21%
May 31, 2001
 Institutional
 Shares (f) 13.82        (0.10) (1.56)            -   (0.49)         -       11.67 (12.01)%  107,656 (0.95)%   1.25%    1.25%   25%
May 31, 2000
 Institutional
 Shares     10.00        (0.10)  3.92             -       -          -       13.82  38.20%    87,959 (0.80)%   1.25%    1.35%   30%
------------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY SMALL-CAP VALUE FUND
Period Ended
November 30, 2003
Institutional
 Shares (g) $10.00           -   0.33             -       -          -(e)   $10.33    3.30% $ 11,207  0.22 %   1.25%    3.44%    3%
------------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY GROWTH EQUITY FUND

Period Ended
November 30, 2003
Institutional
 Shares     $ 7.22           -  0.62             -(e)     -          -      $ 7.84    8.64% $ 39,790   0.12%   1.00%    1.22%   16%
 A Shares     7.21           -  0.62             -        -          -        7.83    8.60%      469   0.08%   1.25%   13.34%   16%
May 31, 2003
Institutional
 Shares  (f)$ 7.58        0.03 (0.35)         (0.04)      -          -        7.22   (4.16)%   34,067  0.50%   0.73%    1.29%   42%
 A Shares(g)  6.96           -  0.25              -       -          -        7.21    3.59%        10  0.14%   1.25% 1477.65%   42%
May 31, 2002
Institutional
 Shares(f)    9.40        0.04 (1.82)         (0.04)      -          -        7.58   (18.96)%  36,273  0.45%   0.47%    1.22%   50%
May 31, 2001
Institutional
 Shares(f)   10.85        0.02 (1.46)         (0.01)      -          -        9.40   (1.29)%   38,022  0.22%   0.77%    1.22%   82%
May 31, 2000
Institutional
 Shares(f)(g)10.85        0.01  0.85          (0.01)      -          -       10.85    8.59%   31,537   0.14%   1.00%    1.55%   42%
------------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY MARYLAND BOND FUND

Period Ended
November 30, 2003
Institutional
 Shares     $10.85        0.15 (0.19)        (0.15)       -          -      $10.66   (0.39)% $ 73,015  2.74%   0.75%    0.82%    1%
 A Shares    10.85        0.13 (0.19)        (0.13)       -          -       10.66   (0.51)%      242  2.45%   1.00%    9.68%    1%
May 31, 2003
Institutional
 Shares   (f)10.29        0.34  0.56         (0.34)       -          -       10.85    8.93%   66,672  3.23%   0.48%     0.84%    5%
 A Shares (g)10.64        0.03  0.21         (0.03)       -          -       10.85    2.23%      102  2.22%   1.00%    24.97%    5%
May 31, 2002
Institutional
 Shares   (f)10.12        0.40  0.17         (0.40)       -          -       10.29    5.70%   36,402  3.87%   0.25%     0.97%    7%
May 31, 2001
Institutional
 Shares(f)(g)10.00        0.17  0.12         (0.17)       -          -       10.12    2.95%   30,458  3.91%   0.25%     1.28%    2%
------------------------------------------------------------------------------------------------------------------------------------

(a)  Calculated using the average share method.
(b)  All ratios for periods less than a year are annualized.
(c)  Total return is for the period indicated and is not annualized.
(d) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any fee waivers and/or expense reimbursements
(e)  Less than $0.01 per share.
(f) Brown Advisory Small-Cap Growth Fund shares issued and outstanding as of July 17, 2002 were redesignated as Institutional Shares. Brown Advisory Growth Equity Fund and Brown Advisory Maryland Bond Fund shares issued and outstanding as of February 11, 2003 were redesignated as Institutional Shares.
(g)  See Note 1 for dates of commencement of operations.


See Notes to Financial Statements.   22

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2003
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report  relates to Brown  Advisory  Small-Cap  Growth Fund,  Brown Advisory
Small-Cap Value Fund, Brown Advisory Growth Equity Fund and Brown Advisory Maryland Bond Fund (each a "Fund"). Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund and Brown Advisory Growth Equity Fund are each diversified series of Forum Funds (the "Trust") while Brown Advisory Maryland Bond Fund is a non-diversified series of the Trust. The Trust is a Delaware business trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Shares of Brown Advisory Small-Cap Growth Fund, Brown Advisory Growth Equity Fund and Brown Advisory Maryland Bond Fund issued and outstanding on July 17, 2002, February 11, 2003 and February 11, 2003, respectively, were redesignated as Institutional Shares. Institutional Shares of Brown Advisory Small-Cap Growth Fund and Brown Advisory Growth Equity Fund commenced operations on June 28, 1999. Institutional Shares of Brown Advisory Maryland Bond Fund commenced operations on December 21, 2000. A, B and C Shares of Brown Advisory Small-Cap Growth Fund commenced operations on September 20, 2002. A Shares of Brown Advisory Growth Equity Fund and Brown Advisory Maryland Bond Fund commenced operations on May 5, 2003 and April 17, 2003, respectively. The Board ceased the public offering of C Shares of Brown Advisory Small-Cap Growth Fund on December 10, 2002 and the class formally closed on February 11, 2003. Institutional Shares of Brown Advisory Small-Cap Value Fund commenced operations on October 31, 2003. A Shares generally provide for a front-end sales charge while B Shares and C Shares provide for a contingent deferred sales charge.

Brown Advisory Small-Cap Growth Equity Fund, Brown Advisory Small-Cap Value Fund and Brown Advisory Growth Equity Fund seek to achieve capital appreciation by primarily investing in equity securities. Brown Advisory Maryland Bond Fund seeks to provide a high level of current income from both Federal and Maryland State income taxes without undue risk.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the
Funds:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked price. Money Market instruments that mature in sixty days or less may be valued at amortized cost unless the Fund's investment advisor believes another valuation is more appropriate.

Securities (including restricted securities) for which market quotations are insufficient or not readily available, or in the judgment of the Fund's investment advisor, the prices or values available do not represent the fair value of the instrument, are valued in good faith, at the direction of the Trust's Board of Trustees. Investments in other open-ended regulated investment companies are valued at net asset value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. All premium and discount is amortized and accreted according to federal income tax regulations. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2003
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - Each Fund may invest in repurchase agreements. Each Fund, through their custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, a Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income are declared and paid quarterly by Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund and Brown Advisory Growth Equity Fund and are declared daily and paid monthly by Brown Advisory Maryland Bond Fund. Net capital gains, if any, are declared and paid to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

Each share of each class of a Fund represents an undivided, proportionate interest in the Fund. The Fund's class specific expenses include transfer agent fees, shareholder servicing fees, distribution fees and certain other expenses as determined by the Trust's Board.

REDEMPTION FEES - Each Fund's Institutional Shares charges a redemption fee of 1% of net asset value of shares redeemed if the shares are owned less than 180 days. The redemption fee does not apply to redemptions of shares purchased prior to January 9, 2003 or shares redeemed after 180 days from the date of purchase. The fee is charged for the benefit of remaining shareholders and will be paid to the applicable Fund's Institutional Shares to help offset transaction costs. To calculate redemption fees, each Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account. The fee, which is retained by each Fund's Institutional Shares, is accounted for as paid-in capital. Brown Advisory Small-Cap Growth Fund and Brown Advisory Small-Cap Value Fund collected $5,675 and $2,183, respectively, in redemption fees during the six months ended November 30, 2003. Brown Advisory Growth Equity Fund and Brown Advisory Maryland Bond Fund did not collect any redemption fees during the six months ended November 30, 2003.

NOTE 3. ADVISORY FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISOR - Brown Investment Advisory Incorporated (the "Advisor"), a wholly owned subsidiary of Brown Investment Advisory & Trust Company, is the investment advisor of each Fund. Pursuant to an Investment Advisory Agreement with the Trust, the Advisor receives an annual advisory fee from Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory Growth Equity Fund and Brown Advisory Maryland Bond Fund at an annual rate of 1.00%, 1.00%, 0.75% and 0.50% respectively, of each Fund's average annual daily net assets.

Cardinal Capital Management, L.L.C. (the "Sub-Advisor") is the sub-advisor for the Brown Advisory Small-Cap Value Fund. The Advisor is responsible for paying a portion of the advisory fees that it receives from the Fund to the Sub-Advisor.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2003
--------------------------------------------------------------------------------

ADMINISTRATOR - Forum Administrative Services, LLC ("FAdS") is the administrator of each Fund. FAdS receives an administrative fee from each Fund at an annual rate of 0.09% of the Fund's average annual daily net assets until total assets of all Trust series advised by Advisor ("Brown Series") equal or exceed $50 million times the number of Brown Series. Thereafter, each Fund will pay FAdS a fee at an annual rate of 0.065% of the Fund's average annual daily net assets, subject to a $40,000 annual minimum fee per Fund. The Advisor currently provides advisory services to seven Trust series, four of which are referenced in this report.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT - Forum Shareholder Services, LLC ("FSS") is the transfer agent and dividend disbursing agent of each Fund. FSS receives, from each Fund, an annual fee of $18,000, $12,000 per year for each additional class above one, plus certain shareholder account fees and reimbursement for certain out-of-pocket expenses.

SHAREHOLDER SERVICE AGENT - The Trust has adopted a shareholder servicing plan (the "Plan") for B Shares of Brown Advisory Small-Cap Growth Fund under which the Fund pays FAdS a shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of B Shares. FAdS may pay any or all of these fees to the Advisor or other financial institutions that provide shareholder servicing to their customers who invest in the Fund. Any payments made under the plan to FAdS shall be limited to amounts paid by FAdS to the Advisor or other financial institutions that provide shareholder servicing to their customers invested in the Fund. Shareholder servicing fees of $1,852 were paid out under the plan with regard to B Shares of Brown Advisory Small-Cap Growth Fund during the six months ended November 30, 2003.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the distributor of each Fund. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act with respect to A Shares and B Shares of Brown Advisory Small-Cap Growth Fund, A Shares of Brown Advisory Growth Equity Fund and A Shares of Brown Advisory Maryland Bond Fund. Under the Plan, A Shares of each Fund pays FFS a distribution fee at an annual rate of up to 0.25% of its average daily net assets while B Shares of Brown Advisory Small-Cap Growth Fund pays up to 0.75% of its average daily net assets. FFS may pay any or all amounts of these payments to various institutions, including the Advisor, that provide distribution or shareholder servicing to their customers who invest in the A Shares or B Shares. The Distribution Plan obligates the Fund to pay FFS compensation for FFS's services and not as reimbursement for certain expenses incurred.

For the six months ended November 30, 2003, FSS received $468 and $2,268, respectively as its portion of the front-end sales charges on the sale of A Shares of Brown Advisory Small-Cap Growth Fund and Brown Advisory Maryland Bond Fund, while FSS did not receive any commissions from the front-end sales charges on the sale of A Shares of Brown Advisory Growth Equity Fund.

For the six months ended November 30, 2003, FSS received $694 as its portion of the back-end sales charges on the sale of B Shares of Brown Advisory Small-Cap Growth Fund, while FSS did not receive any commissions from the back-end sales charges on the sales of A Shares of Brown Advisory Small-Cap Growth Fund, Brown Advisory Growth Equity Fund and Brown Advisory Maryland Bond Fund.

OTHER SERVICE PROVIDERS - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to each Fund. FAcS received from each Fund an annual fee of $36,000, $12,000 for each additional share class above one, an annual fee from each Fund of 0.01% of the Fund's average daily net assets, plus certain amounts based upon the asset levels of the Fund as well as the number and type of portfolio securities held and the frequency of transactions, plus reimbursement for certain out-of-pocket expenses. Forum Trust, LLC ("Forum") serves as the Trust's custodian and is the custodian for Brown Advisory Maryland Bond Fund. Forum may employ subcustodians to provide custody of the Fund's domestic and foreign assets. Forum receives an annualized percentage of the average daily net assets of the Fund. The Fund also pays an annual domestic custody fee as well as certain other transaction fees. These fees are accrued daily by the Fund and paid monthly based on average net assets and transactions for the previous
month.            Prior           to           July           9,           2003,

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2003
--------------------------------------------------------------------------------

Forum was the custodian for Brown Advisory Small-Cap Growth Fund and Brown Advisory Growth Equity Fund. Effective July 9, 2003, Brown Investment Advisory & Trust Company ("BIATC") is the custodian for Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund and Brown Advisory Growth Equity Fund. BIATC receives an annualized percentage of the average daily net assets of each Fund. Each Fund also pays an annual domestic custody fee as well as certain other transaction fees.

NOTE 4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses of Brown Advisory Small-Cap Growth Fund, Brown Advisory
Growth Equity Fund and Brown Advisory Maryland Bond Fund through May 31, 2004, and through September 30, 2004 for Brown Advisory Small-Cap Value Fund, to the extent necessary, to limit expenses of Institutional, A and B Shares of Brown Advisory Small-Cap Growth Fund to 1.25%, 1.50% and 2.00%, respectively, of that class' average annual daily net assets; of Institutional Shares of Brown Advisory Small-Cap Value Fund to 1.25% of that class' average annual daily net assets; of Institutional and A Shares of Brown Advisory Growth Equity Fund to 1.00% and 1.25%, respectively, of that class' average annual daily net assets; and of Institutional and A Shares of Brown Advisory Maryland Bond Fund to 0.75% and 1.00%, respectively of that class' average annual daily net assets. BIATC has contractually agreed to waive all custody fees for Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund and Brown Advisory Growth Equity Fund through September 30, 2004.

For the six months ended November 30, 2003, fees waived and expenses reimbursed were as follows:

                                                                                                Total Fees Waived
                                            Advisor      Advisor     BIATC         FAdS           and Expenses
                                            Waived     Reimbursed   Waived         Waived         Reimbursed
                                           --------    ----------   ------         ------       -----------------
Brown Advisory Small-Cap Growth Fund       $   -        $45,492      $4,868        $    -           $50,360
Brown Advisory Small-Cap Value Fund          6,363        4,287         668         2,589            13,907
Brown Advisory Growth Equity Fund           35,024       16,762       2,465         3,813            58,064
Brown Advisory Maryland Bond Fund           23,052       10,080           -             -            33,132

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the six months ended November 30, 2003, were as follows:


                                                    Cost of              Proceeds from Sales
                                                    Purchases              and Maturities
                                                   -----------           -------------------
Brown Advisory Small-Cap Growth Fund               $11,796,336               $22,105,208
Brown Advisory Small-Cap Value Fund                  9,935,567                   294,026
Brown Advisory Growth Equity Fund                    6,888,856                 5,695,652
Brown Advisory Maryland Bond Fund                    6,879,273                   715,300

The cost basis of investment securities owned as of November 30, 2003, the aggregate gross unrealized appreciation for

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2003
--------------------------------------------------------------------------------

all investment securities in which there was an excess of market value over cost, and the aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value were as follows:

                                                                                                      Net
                                                                                                  Unrealized
                                                               Unrealized         Unrealized     Appreciation
                                                    Cost       Appreciation      Depreciation   (Depreciation)
                                               -----------     ------------      ------------   --------------
Brown Advisory Small-Cap Growth Fund           $92,681,707     $53,560,403        $8,109,434      $45,450,969
Brown Advisory Small-Cap Value Fund             10,334,670         849,722            23,189          826,533
Brown Advisory Growth Equity Fund               37,867,938       5,319,756         2,930,599        2,389,157
Brown Advisory Maryland Bond Fund               70,591,500       2,489,250           102,035        2,387,215

NOTE 6.  CONCENTRATION OF RISK

Brown Advisory Maryland Bond Fund invests substantially all of its assets in debt obligations of issuers located in the State of Maryland. An issuer's ability to meet its obligations may be affected by economic or political developments in Maryland.

NOTE 7.  PROXY VOTING INFORMATION

A description of the policies and procedures the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolio is available, without charge and upon request, by calling (800) 540-6807. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

NOTE 8.  ACQUISITION OF FUNDS

As of September 20, 2002, Emerging Growth Fund, Inc. ("Emerging Growth Fund"), another mutual fund, reorganized with and into Brown Advisory Small-Cap Growth Fund. As a result, A Shares, B Shares, and C Shares of Brown Advisory Small-Cap Growth Fund commenced operations, each class acquiring the assets of a corresponding share class of Emerging Growth Fund while Institutional Shares of Brown Advisory Small-Cap Growth Fund acquired the assets of Institutional and ABCAT Shares of Emerging Growth Fund. The following is a summary of Shares Outstanding, Net Assets, Net Asset Values Per Share and Net Unrealized Depreciation immediately before and after the reorganization on September 20, 2002.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2003
--------------------------------------------------------------------------------


                                                    Before Reorganization               After Reorganization
                                                    ----------------------              --------------------
                                          Brown Advisory                                   Brown Advisory
                                         Small-Cap Growth Fund    Emerging Growth Fund  Small-Cap Growth Fund
                                        ----------------------    --------------------  ---------------------
Institutional Class
         Shares                                  14,724,778                    59,647              14,963,554
         Net Assets                             $87,124,965              $    677,771             $88,538,517
         Net Assets, per share                  $      5.92              $      11.36             $      5.92
Class A
         Shares                                           -                 1,876,052               1,876,052
         Net Assets                              $        -              $ 20,974,759            $ 20,974,759
         Net Assets, per share                   $        -              $      11.18            $      11.18
Class B
         Shares                                           -                   115,180                 115,180
         Net Assets                              $        -              $  1,216,279            $  1,216,279
         Net Assets, per share                   $        -              $      10.56            $      10.56
Class C
         Shares                                           -                    10,351                  10,351
         Net Assets                              $        -              $    109,144             $   109,144
         Net Assets, per share                   $        -              $      10.54             $     10.54
Class ABCAT
         Shares                                           -                    64,773                       -
         Net Assets                              $        -              $    735,781                       -
         Net Assets, per share                   $        -              $      11.36                       -
Net Unrealized Depreciation                      $(43,239,416)           $ (6,812,063)            $50,051,479)

NOTE 9.  SUBSEQUENT EVENTS

Effective as of the close of business on November 25, 2003, the Trust ceased publicly offering A Shares of Brown Advisory Growth Equity Fund and Brown Advisory Maryland Bond Fund, and B Shares of Brown Advisory Small-Cap Growth Fund. Thereafter, upon the recommendation of Brown Advisory and Trust management, the Board of Trustees approved the reclassification of the interests of shareholders of the A Shares of Brown Advisory Growth Equity Fund and Brown Advisory Maryland Bond Fund, and of B Shares of Brown Advisory Small-Cap Growth Fund into Institutional Shares of Brown Advisory Growth Equity Fund and Brown Advisory Maryland Bond Fund, and A Shares of the Small-Cap Growth Fund, respectively. The foregoing share class reclassifications were effected on December 31, 2003.

                              (BROWN ADVISORY LOGO)

                                 BROWN ADVISORY



                               INVESTMENT ADVISOR
                     Brown Investment Advisory Incorporated
                              901South Bond Street
                                   Suite 400
                              Baltimore, MD 21231


                                 TRANSFER AGENT
                        Forum Shareholder Services, LLC
                                  P.O. Box 446
                               Portland, ME 04112

                                  DISTRIBUTOR
                              Forum Fund Services
                              Two Portland Square
                               Portland, ME 04101







      This report is authorized for distribution only to shareholders and to others who have received a copy of the Funds' prospectus.

    (Logo) MASTRAPASQUA                         SEMI-ANNUAL REPORT
      ASSET MANAGEMENT
                                                NOVEMBER 30, 2003
                                                (UNAUDITED)


                                                MASTRAPASQUA
                                                GROWTH VALUE FUND




                              (Mastrapasqua Logo)

                                TABLE OF CONTENTS


A Message to Our Shareholders..................................................1

Schedule of Investments........................................................3

Statement of Assets and Liabilities............................................4

Statement of Operations........................................................5

Statements of Changes in Net Assets............................................6

Financial Highlights...........................................................7

Notes to Financial Statements..................................................8

--------------------------------------------------------------------------------

A MESSSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2003
--------------------------------------------------------------------------------

Dear Fellow Shareholder,

Recent economic statistics have begun to confirm the recovery, which the equity market has been signaling for the last six to twelve months. Third quarter economic growth was revised upward from 7.2% to 8.2% growth (Seasonally Adjusted Annual Rate), which compares to 3.3% growth in the second quarter and 3.8% average growth during the last eight quarters. The only laggard is employment, which is being held down by unprecedented productivity gains rising 6.8% in the second quarter and 9.4% in the third quarter. Most importantly, though, in recent weeks we have watched initial jobless claims drop below the significant 400,000 mark combined with a better than expected unemployment rate of 5.9%. With signs pointing to an improving labor market, the ongoing market recovery appears well founded in earnings, productivity and business spending fundamentals.

Coinciding with the accelerating economic growth, the third quarter earnings season was significantly better than any in the last six quarters. Revenues for the companies in the portfolio rose while earnings also rose. More impressively, the ratio of actual earnings beating versus missing the consensus number was over twenty to one. Since the beginning of 2002, this ratio has averaged five to one.

As we conclude the fourth quarter, many investors and media commentators remain perplexed by the resiliency of the equity market and the valuation dilemma that has persisted since the market bottom on October 9, 2002. As is characteristic of any early-stage bull market, there is often a division between investors. Having seen a formidable rise in the market, there are those investors who feel they have missed the opportunity and are reluctant to buy at significantly higher prices. On the other hand, there are those who have stayed the course and remain invested, but are fearful that their gains will evaporate as quickly as in the 2000-2002 bear market. This dichotomy between investors creates a "wall of worry" in which the equity market often continues to climb.

It is important to note that the significant gains of the past year have little relevance as to where the market is likely to go over the next twelve to eighteen months. Focusing upon the future is the most critical issue. With the major market averages up markedly from October 2002 to November 2003, cries of overvaluation, concern over the "echo bubble", and despondency over missed opportunity abound in media. Unfortunately, what the media does not report is that these common feelings incorrectly assume that the low of October 9, 2002 represents a moment of rationality for the market. Market highs and lows, actually, represent moments of irrationality (greed and fear, respectively). Correct valuations always lie somewhere in between. Much of the past year may simply be a case of undervalued stocks adjusting to more reasonable prices. Rather than concern over a "missed opportunity" or fear of the next downturn, the most constructive analysis is to look at current valuations and assess the perceived future potential for stocks.

In looking ahead, it may be helpful to focus upon the cyclical and structural forces that appear to be driving the financial markets:

        o The Federal Open Market Committee continues to employ a pro-growth monetary policy for the foreseeable future. The steeply sloped yield curve foreshadows accelerating Gross Domestic Product (GDP) Growth.

        o The yield differential between junk-grade bonds and high-grade debt has fallen dramatically since last October 2002 suggesting that orderly and well-functioning markets have returned.

--------------------------------------------------------------------------------

A MESSSAGE TO OUR SHAREHOLDERS
NOVEMBER 30, 2003
--------------------------------------------------------------------------------


        o Lean inventories and fiscal stimulus are setting the stage for strong real and nominal GDP growth in late 2003 and 2004. Profits should benefit not only from rising aggregate demand, but also from productivity gains.

        o On the international front, China continues to exhibit strong growth while Japan appears to be emerging from a prolonged business downturn.

A more formidable fear than overvaluation for the ensuing months is the ongoing threat of global terrorism. November has been particularly rife with attacks, and the market reacted with a renewed sense of fear. Unfortunately, today's investor must be willing to weather market volatility based on senseless acts of violence and looming threats.

Another recent concern of market participants is the weak dollar. However, such a phenomenon is not one-sided. Fear that foreign capital flows will slow should be weighed against the benefit to the earnings of multi-national corporations. Currently, the fixed income market, the primary vehicle of foreign investors, has given little indication that capital outflows are adversely affecting interest rates.

It is relevant to note that investors are in a much better mood today than this time last year as a result of better company earnings and improving economic statistics. This mood swing should bode well for the holiday season compared to last year's disappointingly soft holiday season.

The equity market performance this year has exceeded expectations by a wide margin. The unexpected sell-offs and the explosive up days are characteristic of an equity market that has emerged from a persistent and multi-year bear market. Just as we were surprised by the depth and duration of the bear market, we could be equally surprised by the bull market's resiliency and durability.

For more  detailed  analysis  of  companies  in this  portfolio  and our current
perspective   on   the   capital   markets,    please   visit   us   online   at
WWW.MASTRAPASQUA.COM.

Sincerely,
/s/ Frank Mastrapasqua
Frank Mastrapasqua
Chairman, Chief Executive Officer
Mastrapasqua Asset Management

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF NOVEMBER 30, 2003 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. (01/04)

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2003
--------------------------------------------------------------------------------


                    SECURITY                                                              SECURITY
  SHARES           DESCRIPTION              VALUE                       SHARES           DESCRIPTION              VALUE
 --------  ----------------------------    -------                     --------  ----------------------------    -------

COMMON STOCK - 100.1%                                                 ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT &
                                                                       RELATED SERVICES - 1.0%
AMUSEMENT & RECREATION SERVICES - 2.7%                                  3,000   Cephalon, Inc.+                              140,970
  16,900  Walt Disney Co.                            $ 390,221                                                         -------------
                                                 -------------
                                                                      GENERAL MERCHANDISE STORES - 2.5%
APPAREL & ACCESSORY STORES - 2.8%                                       9,600   Target Corp.                                 371,712
  19,200  Gap, Inc.                                    412,800                                                         -------------
                                                 -------------
                                                                      INDUSTRIAL & COMMERCIAL MACHINERY &
ARRANGEMENT OF TRANSPORTATION OF                                       COMPUTER EQUIPMENT - 9.4%
 FREIGHT & CARGO - 2.3%                                                13,400   Applied Materials, Inc.+                     325,620
  8,600   Expeditors International of                                  19,950   Cisco Systems, Inc.+                         452,067
           Washington, Inc.                            335,744         31,700   EMC Corp.+                                   435,558
                                                 -------------          8,000   Seagate Technology                           158,000
                                                                                                                       -------------
AUTOMOTIVE REPAIR, SERVICES & PARKING - 3.0%                                                                               1,371,245
  14,000  Ryder System, Inc.                           436,660                                                         -------------
                                                 -------------
                                                                      MEASURING, ANALYZING & CONTROLLING INSTRUMENTS;
BUILDING MATERIALS - 2.7%                                              PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 3.0%
  10,500  Home Depot, Inc.                             385,980          4,000   Affymetrix, Inc.+                             98,680
                                                 -------------         10,500   Waters Corp.+                                335,790
                                                                                                                       -------------
BUSINESS SERVICES - 11.4%                                                                                                    434,470
  31,700  Oracle Corp.+                                380,717                                                         -------------
  72,000  Sun Microsystems, Inc.+                      307,440
  15,000  Symantec Corp.+                              492,450        OIL & GAS EXTRACTION - 1.8%
  12,400  Veritas Software Corp.+                      471,460          5,700   Schlumberger Ltd.                            267,444
                                                 -------------                                                         -------------
                                                     1,652,067
                                                 -------------        SECURITY & COMMODITY BROKERS, DEALERS,
                                                                       EXCHANGES & SERVICES - 5.7%
CHEMICALS & ALLIED PRODUCTS - 19.8%                                     4,000   Goldman Sachs Group, Inc.                    384,320
  2,740   Alcon, Inc.                                  159,386          7,700   Merrill Lynch & Co., Inc.                    436,975
  6,800   Amgen, Inc.+                                 391,068                                                         -------------
 13,500   Biogen Idec, Inc.+                           515,430                                                               821,295
  6,800   Genentech, Inc.+                             573,240                                                         -------------
  9,000   Genzyme Corp.+                               420,660
  8,900   Invitrogen Corp.+                            606,713        TELEVISION BROADCASTING STATIONS - 2.3%
  8,500   Medimmune, Inc.+                             202,300         11,500   Fox Entertainment Group, Inc.+               328,325
                                                 -------------                                                         -------------
                                                     2,868,797
                                                 -------------        TRANSPORTATION BY AIR - 4.5%
                                                                        7,700   FedEx Corp.                                  559,790
COMMUNICATIONS - 4.4%                                                   5,000   Southwest Airlines Co.                        89,900
 11,500   Comcast Corp.+                               346,725                                                         -------------
  8,800   InterActiveCorp.+                            289,080                                                               649,690
                                                 -------------                                                         -------------
                                                       635,805
                                                 -------------        TRANSPORTATION BY WATER - 2.3%
                                                                        9,500   Carnival Corp.                               334,305
EATING & DRINKING PLACES - 0.7%                                                                                        -------------
  2,500   Wendy's International, Inc.                   97,075
                                                 -------------        WHOLESALE TRADE - DURABLE GOODS - 2.4%
                                                                        8,573   Fisher Scientific International, Inc.+       345,156
ELECTRONIC & OTHER ELECTRICAL                                                                                          -------------
 EQUIPMENT & COMPONENTS, EXCEPT COMPUTER EQUIPMENT - 15.4%
  9,300   Analog Devices, Inc.                         462,675        Total Common Stock (Cost $17,304,454)               14,510,015
 13,000   Intel Corp.                                  434,590                                                         -------------
 15,500   Jabil Circuit, Inc.+                         426,405
  9,700   Novellus Systems, Inc.+                      424,472        Total Investments in Securities - 100.1%
 16,200   Texas Instruments, Inc.                      482,112                  (Cost $17,304,454)                        14,510,015
                                                 -------------        Other Assets and Liabilities, Net - (0.1%)            (10,225)
                                                     2,230,254                                                         -------------
                                                 -------------        NET ASSETS - 100.0%                               $ 14,499,790
                                                                                                                       =============

------------------------------------------------------------------
+ Non-income producing security.


See Notes to the Financial Statements.  3

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2003
--------------------------------------------------------------------------------



ASSETS
       Total investments, at value (Cost $17,304,454)                                       $ 14,510,015
       Receivables:
           Fund shares sold                                                                       34,959
           Interest and dividends                                                                  5,286
       Prepaid expenses                                                                              436
                                                                                ------------------------
Total Assets                                                                                  14,550,696
                                                                                ------------------------

LIABILITIES
       Due to Custodian                                                                           17,306
       Accrued Liabilities:
           Payables to related parties                                                            13,957
           Other expenses                                                                         19,643
                                                                                ------------------------
Total Liabilities                                                                                 50,906
                                                                                ------------------------

NET ASSETS                                                                                  $ 14,499,790
                                                                                ========================

COMPONENTS OF NET ASSETS
       Paid-in capital                                                                      $ 26,182,177
       Accumulated net investment income (loss)                                                 (92,985)
       Accumulated net realized gain (loss) on investments                                   (8,794,963)
       Net unrealized appreciation (depreciation) on investments                             (2,794,439)
                                                                                ------------------------
NET ASSETS                                                                                  $ 14,499,790
                                                                                ========================

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
       Based on net assets of $14,499,790 and 2,985,098 shares outstanding                        $ 4.86
                                                                                ------------------------


See Notes to the Financial Statements.  4

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
SIX MONTHS ENDED NOVEMBER 30, 2003
--------------------------------------------------------------------------------


INVESTMENT INCOME
     Dividend income                                                                           $ 22,796
                                                                                -----------------------
Total Investment Income                                                                          22,796
                                                                                -----------------------

EXPENSES
     Investment advisory fees                                                                    70,170
     Administration fees                                                                         12,738
     Transfer agency fees                                                                         9,939
     Shareholder servicing fees                                                                  17,542
     Custody fees                                                                                 2,872
     Accounting fees                                                                             18,343
     Registration fees                                                                            7,686
     Professional fees                                                                           13,679
     Trustees' fees and expenses                                                                    169
     Miscellaneous expenses                                                                       7,429
                                                                                -----------------------
Total Expenses                                                                                  160,567
     Fees waived and expenses reimbursed                                                       (44,786)
                                                                                -----------------------
Net Expenses                                                                                    115,781
                                                                                -----------------------

NET INVESTMENT INCOME (LOSS)                                                                   (92,985)
                                                                                -----------------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
     Net realized gain (loss) on investments                                                  (315,277)
     Net change in unrealized appreciation (depreciation) on investments                      2,239,019
                                                                                -----------------------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                        1,923,742
                                                                                -----------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                           $ 1,830,757
                                                                                =======================


See Notes to the Financial Statements.  5

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                                               SIX MONTHS ENDED           YEAR ENDED
                                                                              NOVEMBER 30, 2003          MAY 31, 2003
                                                                             ----------------------------------------------

OPERATIONS
      Net investment income (loss)                                                      $ (92,985)              $ (129,759)
      Net realized gain (loss) on investments                                            (315,277)              (2,580,509)
      Net change in unrealized appreciation (depreciation) on investments               2,239,019                2,502,898
                                                                             ---------------------   ----------------------
Increase (Decrease) in Net Assets from Operations                                       1,830,757                 (207,370)
                                                                             ---------------------   ----------------------

CAPITAL SHARE TRANSACTIONS
      Sale of shares                                                                    1,112,990                2,431,311
      Redemption of shares                                                             (2,064,177)              (1,372,437)
                                                                             ---------------------   ----------------------
Increase (Decrease) from Capital Share Transactions                                      (951,187)               1,058,874
                                                                             ---------------------   ----------------------

Increase (Decrease) in Net Assets                                                         879,570                  851,504

NET ASSETS
      Beginning of Period                                                              13,620,220               12,768,716
                                                                             ---------------------   ----------------------
      End of Period (a)                                                              $ 14,499,790             $ 13,620,220
                                                                             =====================   ======================

SHARE TRANSACTIONS
      Sale of shares                                                                      245,725                  638,985
      Redemption of shares                                                               (457,267)                (367,704)
                                                                             ---------------------   ----------------------
Increase (Decrease) in Shares                                                            (211,542)                 271,281
                                                                             =====================   ======================

      (a) Accumulated undistributed (distributions in excess of)
              net investment income                                                     $ (92,985)                     $ -
                                                                             ---------------------   ----------------------


See Notes to the Financial Statements.  6

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


These financial highlights reflect selected data for a share outstanding throughout each period.

                                                    JUNE 1, 2003        YEAR             YEAR         JULY 5, 2000 (A)
                                                         TO             ENDED            ENDED             TO
                                                 NOVEMBER 30, 2003  MAY 31, 2003     MAY 31, 2002     MAY 31, 2001
                                                 ----------------- ---------------   --------------   --------------

    NET ASSET VALUE, BEGINNING OF PERIOD                    $4.26           $4.36            $6.42           $10.00
                                                    --------------  --------------   --------------   --------------

    INVESTMENT OPERATIONS
         Net investment income (loss)                       (0.03)          (0.04)           (0.06)           (0.06)
         Net realized and unrealized gain (loss)
              on investments                                 0.63           (0.06)           (2.00)           (3.52)
                                                    --------------  --------------   --------------   --------------
    Total from Investment Operations                         0.60           (0.10)           (2.06)           (3.58)
                                                    --------------  --------------   --------------   --------------

    NET ASSET VALUE, END OF PERIOD                          $4.86           $4.26            $4.36            $6.42
                                                    ==============  ==============   ==============   ==============

    TOTAL RETURN                                            14.08%          (2.29)%         (32.09)%         (35.80)%

    RATIO/SUPPLEMENTARY DATA
    Net Assets at End of Period (000's omitted)           $14,500         $13,620          $12,769          $15,628
    Ratios to Average Net Assets:
            Net investment income (loss)                   (1.33)(b)       (1.23)%          (1.23)%          (0.99)%(b)
            Net expenses                                    1.65%(b)       1.65%            1.65%            1.65%(b)
            Gross expenses (c)                              2.29%(b)       2.32%            2.04%            1.98%(b)

    PORTFOLIO TURNOVER RATE                                   16%             34%              57%              33%



------------------------------------------
 (a)Commencement of operations.
 (b)Annualized.
 (c)The ratio of gross expenses to average net assets reflects the expense ratio excluding any waivers and/or reimbursements.


See Notes to the Financial Statements. 7

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2003
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

This report relates to Mastrapasqua Growth Value Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware business trust registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty investment portfolios. The Fund seeks long-term capital appreciation by investing primarily in common stock of domestic medium to large market capitalization companies. Medium and large capitalization companies have market capitalizations such as those included in the Russell 1000(R) Growth Index at the time of their purchase. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on July 5, 2000.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the
Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked price. Money market instruments that mature in sixty days or less may be valued at amortized cost unless the Fund's investment adviser believes another valuation is more appropriate.

Securities (including restricted securities) for which market quotations are insufficient or not readily available, or in the judgment of the Fund's investment adviser, the prices or values available do not represent the fair value of the instrument, are valued in good faith, at the direction of the Trust's Board of Trustees. Investments in other open-ended regulated investment companies are valued at net asset value.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements. The Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, the Fund may have difficulties disposing of such securities.


See Notes to the Financial Statements. 8

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2003
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income are declared and paid quarterly. Net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute substantially all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

NOTE 3.  ADVISORY  FEES,  SERVICING  FEES  AND  OTHER  TRANSACTIONS WITH RELATED
         PARTIES

INVESTMENT ADVISER - Mastrapasqua Asset Management (the "Adviser") is the Fund's investment adviser. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

ADMINISTRATOR - Forum Administrative Services, LLC ("FAdS") is the Fund's administrator. FAdS receives an administrative fee at an annual rate of 0.15% of the first $100 million of the Fund's average daily net assets, and 0.10% thereafter, subject to a $25,000 annual minimum fee.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT - Forum Shareholder Services, LLC ("FSS") is the Fund's transfer agent and dividend disbursing agent. FSS receives an annual fee of $18,000, shareholder account fees and reimbursements for certain out-of-pocket expenses.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the Fund's distributor. FFS receives no compensation for its distribution services.

OTHER SERVICE PROVIDERS - Forum Trust, LLC is the Fund's custodian. The Fund pays an annual domestic custody fee based on an annualized percentage of the average daily net assets of the Fund. The Fund also pays an annual maintenance fee of $3,600, as well as other transaction fees and reimbursements for certain out-of-pocket expenses. Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. FAcS receives an annual fee of $36,000. The Fund also reimburses FAcS for certain out-of-pocket expenses.


See Notes to the Financial Statements.  9

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 2003
--------------------------------------------------------------------------------

NOTE 4.  WAIVER OF FEES

The Adviser has contractually undertaken to waive its fees and reimburse Fund expenses to limit the Fund's net expenses to 1.65% of the Fund's average net assets through September 30, 2004. For the six months ended November 30, 2003, the Adviser contractually waived fees of $28,447 and FAdS voluntarily waived shareholder service fees of $16,339.

NOTE 5.  SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments, were $2,250,197 and $3,288,961, respectively, for the six months ended November 30, 2003.

The cost basis of investment securities owned as of November 30, 2003, was $17,304,454, and the net unrealized depreciation of investment securities was $2,794,439. The aggregate gross unrealized appreciation for all securities in which there was an excess of market value over cost was $1,229,744, and the aggregate gross unrealized depreciation for all securities in which there was an excess of cost over market value was $4,024,183.

NOTE 6.  PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 448-0982. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.


See Notes to the Financial Statements. 10

              FOR MORE INFORMATION                     (Logo) MASTRAPASQUA
                                                         ASSET MANAGEMENT




                                                           MASTRAPASQUA
                                                        GROWTH VALUE FUND



              INVESTMENT ADVISER
         Mastrapasqua Asset Management
          814 Church Street, Suite 600
              Nashville, TN 37203

                TRANSFER AGENT
          Forum Shareholder Services
                 P.O. Box 446
              Portland, ME 04112

                 DISTRIBUTOR
             Forum Fund Services
             Two Portland Square
              Portland, ME 04101



                                                           FORUM FUNDS
                                                           P.O. Box 446
                                                        PORTLAND, ME 04112
                                                           (800)448-0982
 This report is authorized for distribution only to        (800)879-0001
shareholders and to others who have received a copy
           of the Fund's prospectus.

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

 (a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

 (b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act), or the internal control over financial reporting of its service providers during the last fiscal half year (the registrant's second half year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

(a) Not applicable.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(c) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).


SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

REGISTRANT    FORUM FUNDS

BY       /S/ STACEY E. HONG, TREASURER

DATE     FEBRUARY 4, 2004


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE DATES INDICATED.


BY       /S/ DAVID I. GOLDSTEIN, PRESIDENT_


DATE     FEBRUARY 4, 2004_


BY       /S/ _STACEY E. HONG, TREASURER


DATE     FEBRUARY 4, 2004